BOSTON PARTNERS FAMILY OF FUNDS
                           PORTFOLIO MANAGER'S LETTER

September 15, 2000

Dear Shareholder:

     Over the past two years, our "Letters to the Shareholders" of the Boston Partners Family of Funds have stressed several points. First, history shows that growth and value funds have outperformed each other over various points in time. Second, technology stocks, in general, have been incredibly expensive over the past two years, and we believe this trend is unsustainable. Lastly, we believe investment managers that stick to their investment discipline through difficult times will be the ones who will be rewarded handsomely when their discipline is in favor again.

     Growth stocks were the rage from September 1, 1999 to early March 2000, and technology stocks had propelled performance of these Growth Funds to all time levels. During this period, Boston Partners has remained committed to our value philosophy of buying undervalued companies with strong business fundamentals and a catalyst for improvement. On or about March 9, 2000, fundamentals became important again. What you paid for a company became important again. And value funds began to shine again.

     The Boston Partners Funds were no exception!

     Total Return for the Boston Partners Family of Funds from September 1, 1999 to August 31, 2000

                                           INSTITUTIONAL SHARES  INVESTOR SHARES
                                           --------------------  ---------------
   Boston Partners Large Cap Value Fund             11.99%         11.67%
   Boston Partners Mid Cap Value Fund                3.21%          2.90%
   Boston Partners Small Cap Value Fund II          31.43%         31.33%
   Boston Partners Long/Short Equity Fund           13.74%         13.87%
   Boston Partners Bond Fund                         8.01%          7.72%

     At Boston Partners, we believe our job is to strive to deliver top-quartile investment results in a fashion consistent with our value mandate. The holdings in our portfolio are true "value" stocks, and each of them fit their fund's specific category. When value is in favor, Boston Partners Funds have performed very well.

     Please take a moment to read the investment discussion of each of the Boston Partners Funds. We hope these discussions will provide an overview of the investment marketplace today as well as prospects for each fund going forward.

BOSTON PARTNERS LARGE CAP VALUE FUND
     Performance for the Boston Partners Large Cap Value Fund over the past fiscal year has been a tale of two periods. From September 1999 till early March 2000, our underweighting in technology hurt performance. Stocks like Cisco Systems, Oracle Corp., Intel, Sun Microsystems, and other mega cap technology names led the S&P 500 to gains, while investments in other stocks were virtually ignored.

     From March 2000 till August 2000, Value, as defined by the Russell 1000 Value Index, outperformed Growth, as defined by the Russell 1000 Growth Index, by over 5%. It appears that investments in fundamentally solid companies have replaced investments in highly speculative issues. It also seems that whether a company can actually make money is important again and companies, more specifically technology companies, are not appreciating based solely on their new story or new concept.

     We attribute our strong returns over the past year to strong stock selection. Notable contributors to performance include Ace Limited and Baxter International.

     Ace Limited is a Bermuda based re-insurance company that has recently purchased the property and casualty business of CIGNA. We believe the company is inexpensive at 12x next years earnings estimates. Ace appears to have a strong management team that takes advantage of their favorable regulatory and tax environment in Bermuda, and has seen increased prices in its insurance products. It has contributed over 3% to performance since February 2000.

     Baxter International is a leading maker of medical devices. We believe its stock is inexpensive at 23x next years earnings, while its businesses are all high return on capital businesses. It appears to us that their earnings and sales momentum remain strong, and margins are improving. Baxter has added over 1% to performance since February.

     Boston Partners has maintained our commitment to building a portfolio of undervalued securities whose prospects for improvement is great. As the year 2000 has progressed, we continue to find companies who we believe recognize their depressed valuations and we believe have taken aggressive actions to increase shareholder value. In the Large Cap segment of the marketplace, share buybacks have increased dramatically. Over 36% of the stocks in the Large Cap Value Fund have instituted or increased their share buyback programs this year alone. As the marketplace continues to recognize these inexpensive companies, we believe valuations should return to more normalized levels, and this should bode well for the Boston Partners Large Cap Value Fund.

BOSTON PARTNERS MID CAP VALUE FUND

     The last fiscal year of investing for the Boston Partners Mid Cap Value Fund shows two distinct periods of investing. From September 1999 until February 2000, mid cap investing provided extremely strong returns. Unfortunately, the returns came from a very narrow list of growth stocks, more specifically technology and biotechnology. On the whole, smaller stocks beat larger stocks, and growth outperformed value.

     During this period, we believe the markets were eschewing traditional investment principles in favor of speculative stories, creating a bifurcated market. In February 2000, there existed a small set of extremely expensive stocks, which were driving index returns.

     In March 2000, we began to see a change in market leadership. Equity securities throughout the market capitalization spectrum rallied during past six months as the Federal Reserve has been able to engineer a slow down in the economy. Smaller capitalization stocks performed better than larger capitalization stocks and value outperformed growth. It appears to us the markets continue to broaden with strong contributions from a variety of sectors due to the renewed focus on fundamentals and the increase in merger and acquisition activity.

     Performance for the Boston Partners Mid Cap Value Fund over the past six months has been very strong. During the period, the fund outdistanced the broad market index (Russell 2500) by nearly 23% and the value index (Russell 2500 Value) by over 8%. In fact, as shown below, the fund has had strong returns versus other Mid Cap Indices.

                                                       INSTITUTIONAL SHARES
                                                  MARCH 2000 THROUGH AUGUST 2000
                                                  ------------------------------
     Boston Partners Mid Cap Value Fund                      22.99%
     Russell 2500 Value                                      14.74%
     Russell 2500                                             0.05%
     Russell Mid Cap Value                                   19.73%
     Russell Mid Cap                                          9.38%
     S&P Mid Cap 400                                         18.38%

     Earnings seem to matter again as investors focus on company fundamentals. Merrill Lynch's Small Cap Research group cited that small companies with earnings have gained 8.5% since the peak in the NASDAQ Composite in March of this year. Companies with no earnings have lost an average 21.9% since March. This is a dramatic difference from 1999 -- small companies with profits lost 9.6% versus those without profits gained 42.9%.

     Strong contributors to performance include Reliastar Financial and Keebler Foods, both of which have taken advantage of the improved environment of mergers and acquisitions. Reliastar Financial Corporation is a comprehensive financial services company offering investment, insurance, and banking products. We believe the company was inexpensive, had strong business fundamentals and was seeing better pricing for its insurance products. Mid year 2000, they were acquired by Swiss Insurance Company, ING Corp.

     Keebler is the second leading manufacturer of cookies and crackers in the United States. We believe the company is inexpensive versus its peers and the market at 13x next years earnings and appears to have successfully integrated several strategic acquisitions and grown its brand, which have added to financial performance of late. Consolidation in the food industry appears to be accelerating and we believe Keebler is a target.

     We believe the outlook for mid cap stocks remains favorable, particularly in the value segment of the market. So far this year, mid capitalization stocks have outperformed larger capitalization stocks and we continue to find compelling valuation opportunities in the smaller end of the market. Mid cap value stocks are posting strong operating results, it appears to us that merger and acquisition activity is on the rise, and companies are seeking creative ways to increase shareholder value. We continue to implement our value, bottom-up stock selection philosophy which focuses on finding companies that we believe are selling at a discount to intrinsic value, that have sound fundamentals, and that are experiencing improving business conditions. We remain dedicated to our strict value discipline and feel that this discipline will be rewarded over time.

BOSTON PARTNERS SMALL CAP VALUE FUND II

     Performance for the Boston Partners Small Cap Value Fund II over the past fiscal year has been strong. The fund outdistanced the broad market index (Russell 2000) by over 4% and the value index (Russell 2000 Value) by over 26%.

     Strong stock selection has contributed to overall performance over the year. The largest contributor to performance for the period was Provantage Health Care. Provantage is a pharmacy benefit manager that was spun out of Shopko Stores. We believe the company was inexpensive on a price to cash flow basis, had very strong operating return on assets, and was seeing better pricing margins on its prescription sales. Mid year 2000, Merck Medco, a division of Merck Pharmaceuticals, recognized its incredible value and growth potential and purchased Provantage.

     An additional pharmacy benefit manager holding in the portfolio is Advanced Paradigm. We believe Advanced Paradigm's stock is inexpensive when compared to its cash flow, has sound business fundamentals, and is trading at a discount to its competitors. It is in the process of purchasing PCS Healthcare from Rite Aid, and is poised to become the largest independent pharmacy benefit manager, which we believe should allow for tremendous growth over the next few years.

     We continue to observe a historic valuation disparity between larger capitalization stocks and smaller capitalization stocks. We believe that when such a large valuation disparity exists between market segments, merger and acquisition activity acts as a catalyst to narrow the disparity. We believe this disparity of valuation offers exceptional opportunity in the small and mid capitalization segments of the market. Smaller cap stocks seem to be inexpensive on both a relative and absolute basis considering the risk that has been priced into this segment. Currently, 24% of small cap companies are selling at or below 10 times trailing earnings. It appears that consolidation among smaller stocks continues at a rapid rate as the corporate sector has found a bottom for prices in smaller cap value strategies. Year-to-date, the Boston Partners Small Cap Value Fund II has had fourteen securities involved in merger and acquisition activity.

BOSTON PARTNERS LONG/SHORT EQUITY FUND

     In July 2000, we changed the name of the Boston Partners Market Neutral Fund to the Boston Partners Long/Short Equity Fund. The reason for this change was to better describe the nature of investment strategy of the fund.

     The entire market environment as well as the strong market environment for value managers over the past fiscal year has been well documented above. Like all of Boston Partners' portfolios, the Long/Short Equity Fund is based on a value philosophy and process. In general, we purchase stocks that we believe are undervalued with sound business fundamentals and positive business momentum. We will sell short stocks that we believe are overvalued with deteriorating business fundamentals and declining business trends.

     For the first six months ended February 29, 2000, we believe the theme that emerged was not growth versus value, but technology versus everything else. The bifurcation in the market between technology and all other companies reached astronomical levels. In general we were purchasing value stocks and selling short growth stocks. This process, while fundamentally solid, proved futile.

     Since March 2000, many of the "new economy" stocks that were priced for perfection have collapsed in the wake of their failure to live up to very lofty expectations. Our most recent performance highlights the importance of solid stock selection in an environment where higher quality companies with stable earnings have been rewarded. In the last six months, the abundance of overvalued companies, has provided a favorable market for our short selling capabilities, but the majority of performance over the period came from our long holdings. Total return for the long and short holdings of the Long/Short Equity Fund is as follows

                                RETURNS FOR THE SIX MONTHS ENDED AUGUST 31, 2000
                                ------------------------------------------------
     Long Holdings                                21.78%
     Short Holdings                                6.89%
     Total Return                                 31.95%

     Long holdings that contributed to performance include Swift Energy, Tower Semiconductor, and Caremark RX Inc. Short holdings that have contributed to performance include Lernout and Hauspie Speech Products, Lyondell Chemical Co., and Astec Industries, Inc.

     If, as we expect, the market continues its shift from highly speculative stocks to the more rational fundamentally strong companies, the Boston Partners Long/Short Equity Fund is poised to take advantage of this adjustment.

BOSTON PARTNERS BOND FUND

     Over the past fiscal year, Boston Partners approach of remaining duration and yield curve neutral (+/-5% at all times), and using corporates and mortgages to "outyield the Lehman Aggregate" has proven quite frustrating. Corporates including high yield, mortgages, etc., has lagged Treasuries as a flight to quality has increased the yield premium on corporates and mortgages. Even with this market environment, Boston Partners Bond Fund has performed very well.

     For the fiscal year ending August 31, 2000, the Boston Partners Bond Fund returned 8.01% versus a 7.56% increase for the Lehman Aggregate Index. Strong bond selection in the mortgage sector as well as investments in Treasury Inflation Protected Securities (TIPS) added basis points over the year. Additionally, an underweight in long corporate bonds helped performance since March, as rising rates, an abundance of supply, and earnings pressures have hurt these securities.

     The bond market extended its year 2000 gains into August. Weaker employment statistics, other signs of slowing economic growth and good productivity numbers helped the market. As expected, the Federal Reserve left the Federal Funds rate unchanged at its August meeting. It now appears unlikely that the FED will raise rates again this year.

     We believe yield and the reinvestment of coupon income drive fixed income returns in the long run. Therefore, we remain committed to maintaining a yield advantage and tight risk controls, as we believe it is the most consistent way to add value over time.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                              LARGE CAP VALUE FUND

             Comparison of Change in Value of $10,000 investment in
           Boston Partners Large Cap Value Institutional Class (1)(2)
                            vs. S&P 500 Stock Index

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         Large Cap Value Fund -
           Institutional Class      S&P 500 Stock Index

  1/2/97         $10000.00               $10000.0
 2/28/97          10620.00                10707.9
 5/31/97          11360.00                11543.4
 8/31/97          12460.00                12291.4
11/30/97          12810.00                13112.2
 2/28/98          13786.10                14458.1
 5/31/98          13828.30                15087.8
 8/31/98          11185.30                13287.7
11/30/98          12728.80                16215.5
 2/28/99          12383.00                17310.8
 5/31/99          13678.00                18258.6
 8/31/99          13100.10                18577.3
11/30/99          13282.00                19596.5
 2/29/00          11901.90                19336.5
 5/31/00          13881.70                20166.6
 8/31/00          14671.40                19079.1

Past performance is not predictive of future performance

     Large Cap Value Fund--Institutional Class    $14,671
     S&P 500 Stock Index                          $19,079

                                Total Returns
                                                  One Year Ended     Average
                                                 August 31, 2000    Annual(3)
                                                 ---------------    ---------
Large Cap Value Fund -- Institutional Class           11.99%          46.71%
S&P 500 Stock Index                                    2.70%          90.79%

--------------------------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund made on January 2, 1997 (inception) and reflects Fund expenses.Investors should note that the Fund is an aggressively managed mutual fund while the index is either unmanaged and does not incur expenses and/or is not available for investment.
(2) Boston Partners Asset Management L.P. waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
(3) Aggregate return for the period January 2, 1997 (commencement of operations) through August 31, 2000.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                              LARGE CAP VALUE FUND

             Comparison of Change in Value of $10,000 investment in Boston Partners Large Cap Value Investor Class (1)(2) vs. S&P 500 Stock Index

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              Large Cap Value Fund -
                  Investor Class          S&P 500 Stock Index

 1/16/97            $10000.00                  $10000.00
 2/28/97             10411.80                   10299.70
 5/31/97             11127.50                   11103.40
 8/31/97             12205.90                   11822.90
11/30/97             12549.00                   12612.40
 2/28/98             13499.50                   13907.00
 5/31/98             13550.70                   14512.70
 8/31/98             10951.10                   12781.20
11/30/98             12455.60                   15597.40
 2/28/99             12113.70                   16650.90
 5/31/99             13366.50                   17562.60
 8/31/99             12797.10                   17869.20
11/30/99             12962.70                   18849.50
 2/29/00             11601.90                   18599.50
 5/31/00             13533.70                   19397.90
 8/31/00             14291.00                   18351.80

Past performance is not predictive of future performance

     Large Cap Value Fund--Investor Class         $14,291
     S&P 500 Stock Index                          $18,352

                                  Total Returns
                                          One Year Ended     Average
                                         August 31, 2000    Annual(3)
                                         ---------------    ---------
Large Cap Value Fund -- Investor Class        11.67%          42.91%
S&P 500 Stock Index                            2.70%          83.52%

---------------------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund made on January 16, 1997 (inception) and reflects Fund expenses.Investors should note that the Fund is an aggressively managed mutual fund while the index is either unmanaged and does not incur expenses and/or is not available for investment.
(2) Boston Partners Asset Management L.P. waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
(3) Aggregate return for the period January 16, 1997 (commencement of operations) through August 31, 2000.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                               MID CAP VALUE FUND

             Comparison of Change in Value of $10,000 investment in Boston Partners Mid Cap Value Institutional Class (1)(2) vs. Russell 2500 Index

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               Mid Cap Value Fund -
                Institutional Class      Russell 2500 Index

  6/2/97             $10000.00               $10000.00
 8/31/97              11010.00                11172.10
11/30/97              11250.00                11419.50
 2/28/98              12638.70                12289.10
 5/31/98              12871.80                12279.80
 8/31/98               9608.30                 9290.50
11/30/98              10713.00                11013.90
 2/28/99              10568.90                10895.30
 5/31/99              11694.70                12312.40
 8/31/99              11633.90                12300.00
11/31/99              10802.20                13081.70
 2/29/00               9762.10                16213.30
 5/31/00              11378.80                14381.20
 8/31/00              12007.00                13649.30

Past performance is not predictive of future performance

     Mid Cap Value Fund--Institutional Class      $12,006
     S&P 500 Stock Index                          $13,649

                                  Total Returns
                                              One Year Ended     Average
                                             August 31, 2000    Annual(3)
                                             ---------------    ---------
Mid Cap Value Fund -- Institutional Class          3.21%          20.07%
Russell 2500 Index                                10.97%          36.49%

-----------------------

(1) The chart assumes a hypothetical $10,000 initial investment in the Fund made on June 2, 1997 (inception) and reflects Fund expenses.Investors should note that the Fund is an aggressively managed mutual fund while the index is either unmanaged and does not incur expenses and/or is not available for investment.
(2) Boston Partners Asset Management L.P. waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
(3) Aggregate return for the period June 2, 1997 (commencement of operations) through August 31, 2000.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                               MID CAP VALUE FUND

            Comparison of Change in Value of $10,000 investment in Boston Partners Mid Cap Value Investor Class (1)(2) vs. Russell 2500 Index


                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               Mid Cap Value Fund -
                  Investor Class      Russell 2500 Index

  6/2/97            $10000.0              $10000.0
 8/31/97             11010.0               11099.0
11/30/97             11240.0               11669.8
 2/28/98             12632.3               12638.3
 5/31/98             12856.6               12837.1
 8/31/98              9604.2               10091.7
11/30/98             10695.2               11518.9
 2/28/99             10552.6               10942.2
 5/31/99             11664.0               12247.9
 8/31/99             11602.8               11954.6
11/31/99             10756.5               11653.4
 2/29/00              9727.5               11749.3
 5/31/00             11329.8               12586.3
 8/31/00             11939.8               13481.8

Past performance is not predictive of future performance

     Mid Cap Value Fund--Investor Class          $11,940
     Russell 2500 Index                          $13,649

                                  Total Returns
                                            One Year Ended     Average
                                           August 31, 2000    Annual(3)
                                           ---------------    ---------
Mid Cap Value Fund -- Investor Class             2.90%         19.40%
Russell 2500 Index                              10.97%         36.49%

----------------------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund made on June 2, 1997 (inception) and reflects Fund expenses. Investors should note that the Fund is an aggressively managed mutual fund while the index is either unmanaged and does not incur expenses and/or is not available for investment.
(2) Boston Partners Asset Management L.P. waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
(3) Aggregate return for the period June 2, 1997 (commencement of operations) through August 31, 2000.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                             SMALL CAP VALUE FUND II
                       FORMERLY THE "MICRO CAP VALUE FUND"

             Comparison of Change in Value of $10,000 investment in
           Boston Partners Small Cap Value Institutional Class (1)(2)
                vs. CRSP 9-10 Index and Russell 2000 Value Index

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     Small Cap Value Fund -
       Institutional Class      CRSP 9-10 Index     Russell 2000 Value Index

  7/1/98    $10000.00             $10000.00                $10000.00
 8/31/98      7620.00               7360.50                  7773.62
11/30/98      7930.00               8574.23                  8685.93
 2/28/99      7640.00               8659.33                  8157.32
 5/31/99      8670.00               9480.77                  9099.22
 8/31/99      8670.00               9780.55                  8868.24
11/30/99      8450.00              10353.90                  8561.35
 2/29/00      8713.79              14130.50                  9118.02
 5/31/00      9854.28              11455.70                  9073.93
 8/31/00     11395.00              12886.90                 10081.20

Past performance is not predictive of future performance

     Small Cap Value Fund--Institutional Class    $11,395
     CRSP 9-10 Index                              $12,887
     Russell 2000 Value Index                     $10,081

                                 Total Returns
                                            One Year Ended     Average
                                           August 31, 2000    Annual(3)
                                           ---------------    ---------
Small Cap Value Fund -- Institutional Class     31.43%          13.95%
CRSP 9-10 Index                                 31.76%          28.87%
Russell 2000 Value Index                        13.68%           0.81%

-----------------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund made on July 1, 1998 (inception) and reflects Fund expenses.Investors should note that the Fund is an aggressively managed mutual fund while the index is either unmanaged and does not incur expenses and/or is not available for investment.
(2) Boston Partners Asset Management L.P. waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. In the future, we will compare the Fund's performance only to the Russell 2000 Value Index because we believe it is a more appropriate benchmark to compare to the Fund than the CRSP 9-10 Index.
(3) Aggregate return for the period July 1, 1998 (commencement of operations) through August 31, 2000.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                             SMALL CAP VALUE FUND II
                       FORMERLY THE "MICRO CAP VALUE FUND"

             Comparison of Change in Value of $10,000 investment in
              Boston Partners Small Cap Value Investor Class (1)(2)
                vs. CRSP 9-10 Index and Russell 2000 Value Index

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     Small Cap Value Fund -
         Investor Class        CRSP 9-10 Index      Russell 2000 Value Index

  7/1/98    $10000               $10000.00                $10000.00
 8/31/98      7630                 7360.50                  7773.62
11/30/98      7940                 8574.23                  8685.93
 2/28/99      7640                 8659.33                  8157.32
 5/31/99      8660                 9480.77                  9099.22
 8/31/99      8650                 9780.55                  8868.24
11/30/99      8440                10353.90                  8561.35
 2/29/00      8700                14130.50                  9118.02
 5/31/00      9830                11445.70                  9073.93
 8/31/00     11360                12886.90                 10081.20

Past performance is not predictive of future performance

     Small Cap Value Fund--Investor Class         $11,360
     CRSP 9-10 Index                              $12,887
     Russell 2000 Value Index                     $10,081

                                 Total Returns
                                            One Year Ended     Average
                                           August 31, 2000    Annual(3)
                                           ---------------    ---------
Small Cap Value Fund -- Investor Class          31.33%          13.60%
CRSP 9-10 Index                                 31.76%          28.87%
Russell 2000 Value Index                        13.68%           0.81%

------------------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund made on July 1, 1998 (inception) and reflects Fund expenses.Investors should note that the Fund is an aggressively managed mutual fund while the index is either unmanaged and does not incur expenses and/or is not available for investment.
(2) Boston Partners Asset Management L.P. waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. In the future, we will compare the Fund's performance only to the Russell 2000 Value Index because we believe it is a more appropriate benchmark to compare to the Fund than the CRSP 9-10 Index.
(3) Aggregate return for the period July 1, 1998 (commencement of operations) through August 31, 2000.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                             LONG/SHORT EQUITY FUND
                       FORMERLY THE "MARKET NEUTRAL FUND"

             Comparison of Change in Value of $10,000 investment in
        Boston Partners Long/Short Equity Fund Institutional Class (1)(2)
                  vs. Salomon Brothers 30 Day T-Bill Aggregate


                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     Long/Short Equity Fund -     Salomon Brothers 30
        Institutional Class      Day T-Bill Aggregate

11/17/98    $10000.00                 $10000.00
11/30/98      9580.00                  10020.00
 2/28/99      9080.00                  10127.60
 5/31/99      9500.00                  10239.40
 8/31/99      9460.00                  10350.40
11/30/99      8100.00                  10464.70
 2/29/00      8153.76                  10591.80
 5/31/00     10311.80                  10738.60
 8/31/00     10759.70                  10882.10

Past performance is not predictive of future performance

     Long/Short Equity Fund--Institutional Class  $10,760
     Salomon Brothers 30 Day T-Bill Aggregate     $10,882

                                 Total Returns
                                                  One Year Ended     Average
                                                 August 31, 2000    Annual(3)
                                                 ---------------    ---------
Long/Short Equity Fund -- Institutional Class         13.74%          7.60%
Salomon Brothers 30 Day T-Bill Aggregate               5.14%          8.82%

----------------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund made on November 17, 1998 (inception) and reflects Fund expenses.Investors should note that the Fund is an aggressively managed mutual fund while the index is either unmanaged and does not incur expenses and/or is not available for investment.
(2) Boston Partners Asset Management L.P. waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
(3) Aggregate return for the period November 17, 1998 (commencement of operations) through August 31, 2000.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                             LONG/SHORT EQUITY FUND
                       FORMERLY THE "MARKET NEUTRAL FUND"

             Comparison of Change in Value of $10,000 investment in
          Boston Partners Long/Short Equity Fund Investor Class (1)(2)
                  vs. Salomon Brothers 30 Day T-Bill Aggregate


                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     Long/Short Equity Fund -     Salomon Brothers 30
          Investor Class          Day T-Bill Aggregate

11/17/98    $10000.00                  $10000.00
11/30/98      9580.00                   10020.00
 2/28/99      9090.00                   10127.60
 5/31/99      9520.00                   10239.40
 8/31/99      9430.00                   10350.40
11/30/99      8070.00                   10464.70
 2/29/00      8147.17                   10591.80
 5/31/00     10290.60                   10738.60
 8/31/00     10737.60                   10882.10

Past performance is not predictive of future performance

     Long/Short Equity Fund--Institutional Class  $10,738
     Salomon Brothers 30 Day T-Bill Aggregate     $10,882

                                 Total Returns
                                                  One Year Ended     Average
                                                 August 31, 2000    Annual(3)
                                                 ---------------    ---------
Long/Short Equity Fund -- Investor Class              13.87%          7.38%
Salomon Brothers 30 Day T-Bill Aggregate               5.14%          8.82%

------------------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund made on November 17, 1998 (inception) and reflects Fund expenses.Investors should note that the Fund is an aggressively managed mutual fund while the index is either unmanaged and does not incur expenses and/or is not available for investment.
(2) Boston Partners Asset Management L.P. waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
(3) Aggregate return for the period November 17, 1998 (commencement of operations) through August 31, 2000.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                                    BOND FUND

             Comparison of Change in Value of $10,000 investment in
              Boston Partners Bond Fund Institutional Class (1)(2)
                          vs. Lehman Brothers Aggregate

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           Bond Fund -
        Institutional Class   Lehman Brothers Aggregate

12/30/97     $10000                   $10000
 2/28/98      10163.7                  10119.9
 5/31/98      10393.5                  10304.1
 8/31/98      10479.3                  10583.2
11/30/98      10733.4                  10834.9
 2/28/99      10654.5                  10753
 5/31/99      10720.4                  10751.3
 8/31/99      10523.4                  10666.5
11/30/99      10640.9                  10829.1
 2/29/00      10666.7                  10871.5
 5/31/00      10812.3                  10977.6
 8/31/00      11366.8                  11471.9

Past performance is not predictive of future performance

     Bond Fund--Institutional Class     $11,367
     Lehman Brothers Aggregate          $11,472

                                 Total Returns
                                                  One Year Ended     Average
                                                 August 31, 2000    Annual(3)
                                                 ---------------    ---------
Bond Fund -- Institutional Class                      8.01%           13.67%
Lehman Brothers Aggregate                             7.55%           14.72%

------------------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund made on December 30, 1997 (inception) and reflects Fund expenses.Investors should note that the Fund is an aggressively managed mutual fund while the index is either unmanaged and does not incur expenses and/or is not available for investment.
(2) Boston Partners Asset Management L.P. waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
(3) Aggregate return for the period December 30, 1997 (commencement of operations) through August 31, 2000.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                                    BOND FUND

             Comparison of Change in Value of $10,000 investment in Boston Partners Bond Fund Investor Class (1)(2) vs. Lehman Brothers Aggregate

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           Bond Fund -
         Investor Class   Lehman Brothers Aggregate

12/30/97     $10000               $10000
 2/28/98      10158.3              10119.9
 5/31/98      10377.9              10304.1
 8/31/98      10462.7              10583.2
11/30/98      10703                10834.9
 2/28/99      10624.2              10753
 5/31/99      10682.6              10751.3
 8/31/99      10480.8              10666.5
11/30/99      10591.1              10829.1
 2/29/00      10610.7              10871.5
 5/31/00      10760.1              10977.6
 8/31/00      11290                11471.9

Past performance is not predictive of future performance

     Bond Fund--Investor Class     $11,290
     Lehman Brothers Aggregate          $11,472

                                 Total Returns
                                                  One Year Ended     Average
                                                 August 31, 2000    Annual(3)
                                                 ---------------    ---------
Bond Fund -- Investor Class                            7.72%          12.90%
Lehman Brothers Aggregate                              7.55%          14.72%


-----------------------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund made on December 30, 1997 (inception) and reflects Fund expenses.Investors should note that the Fund is an aggressively managed mutual fund while the index is either unmanaged and does not incur expenses and/or is not available for investment.
(2) Boston Partners Asset Management L.P. waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
(3) Aggregate return for the period December 30, 1997 (commencement of operations) through August 31, 2000.

                         BOSTON PARTNERS FAMILY OF FUNDS
                              LARGE CAP VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31, 2000

                                    NUMBER
                                   OF SHARES    VALUE
                                   --------- -----------

COMMON STOCK--100.1%
AEROSPACE/DEFENSE--2.6%
   Boeing Co. (The) ...............   6,200  $   332,475
   Honeywell International, Inc. ..   8,800      339,350
   Lockheed Martin Corp. ..........  14,200      402,925
                                             -----------
                                               1,074,750
                                             -----------
BANKS & SAVINGS & LOANS--0.7%
   Toronto-Dominion Bank (The) ....   9,900      282,769
                                             -----------
BUSINESS & PUBLIC SERVICES--0.9%
   Pitney Bowes, Inc. .............  10,200      372,937
                                             -----------
CHEMICALS--3.0%
   E.I. du Pont de Nemours and Co.   12,900      578,887
   Praxair, Inc. ..................  15,400      681,450
                                             -----------
                                               1,260,337
                                             -----------
COMPUTERS, SOFTWARE & SERVICES--5.4%
   Electronic Data Systems Corp. ..   3,500      174,344
   International Business Machines
     Corp. ........................   3,000      396,000
   NCR Corp.* .....................  15,800      637,925
   Parametric Technology Corp.* ...  48,400      647,350
   Synopsys, Inc.* ................  10,700      396,569
                                             -----------
                                               2,252,188
                                             -----------
CONSTRUCTION & BUILDING MATERIALS--0.7%
   Ingersoll-Rand Co. .............   6,400      291,600
                                             -----------
DIVERSIFIED--4.1%
   Illinois Tool Works, Inc. ......  14,100      790,481
   Minnesota Mining and
     Manufacturing Co. ............   9,600      892,800
                                             -----------
                                               1,683,281
                                             -----------
ELECTRIC UTILITIES--3.7%
   Niagara Mohawk Holdings, Inc.* .  17,500      225,312
   PECO Energy Co. ................  12,400      597,525
   Pinnacle West Capital Corp. ....  11,600      477,775
   Unicom Corp. ...................   5,400      246,712
                                             -----------
                                               1,547,324
                                             -----------

                                    NUMBER
                                   OF SHARES    VALUE
                                   --------- -----------
ELECTRONIC COMP. & INSTRUMENTS--4.3%
   Agilent Technologies, Inc.* ....   7,200  $   434,250
   Cypress Semiconductor Corp.* ...   5,700      281,794
   Emerson Electric Co. ...........   6,000      397,125
   LSI Logic Corp.* ...............   6,000      215,625
   Micron Technology, Inc.* .......   2,500      204,375
   National Semiconductor Corp.* ..   5,600      249,200
                                             -----------
                                               1,782,369
                                             -----------
ENGINEERING & CONSTRUCTION--0.9%
   Fluor Corp. ....................  12,500      374,219
                                             -----------
ENTERTAINMENT--0.3%
   Park Place Entertainment Corp.*    8,400      123,375
                                             -----------
FINANCIAL SERVICES--12.7%
   Citigroup, Inc. ................  18,966    1,107,179
   Countrywide Credit
     Industries, Inc. .............  26,700    1,011,262
   Fannie Mae .....................  23,500    1,263,125
   Freddie Mac ....................  24,000    1,011,000
   J.P. Morgan & Co., Inc. ........   2,400      401,250
   PNC Financial Services Group ...   3,500      206,281
   USA Education, Inc. ............   6,500      254,719
                                             -----------
                                               5,254,816
                                             -----------
INSURANCE--12.8%
   Ace Ltd. .......................  43,995    1,545,324
   Allmerica Financial Corp. ......   8,080      491,870
   Berkshire Hathaway, Inc.,
     Class B* .....................     100      191,300
   CIGNA Corp. ....................   6,700      651,575
   Safeco Corp. ...................   8,900      234,181
   St. Paul Companies, Inc. (The) .  11,700      557,212
   Sun Life Financial Services of
     Canada* ......................  29,700      625,556
   UnumProvident Corp.* ...........  20,500      444,594
   XL Capital Ltd., Class A .......   7,900      544,606
                                             -----------
                                               5,286,218
                                             -----------
MACHINERY & ENGINEERING--1.4%
   Deere & Co. ....................  17,600      579,700
                                             -----------
MEDICAL EQUIPMENT--1.2%
   Boston Scientific Corp.* .......  25,100      475,331
                                             -----------

    The accompanying notes are an integral part of the financial statements.
                                       15

                         BOSTON PARTNERS FAMILY OF FUNDS
                              LARGE CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2000

                                    NUMBER
                                   OF SHARES    VALUE
                                   --------- -----------
MEDICAL SUPPLIES--4.3%
   Baxter International, Inc. .....  13,000  $ 1,082,250
   Kimberly-Clark Corp. ...........  11,700      684,450
                                             -----------
                                               1,766,700
                                             -----------
METALS & MINING--1.0%
   Alcan Aluminium Ltd. ...........  12,500      410,156
                                             -----------
OIL & GAS EXPLORATION--6.6%
   Burlington Resources, Inc. .....  22,700      892,394
   El Paso Energy Corp. ...........  14,400      838,800
   ENI SPA ADR* ...................   3,400      198,688
   Kerr-McGee Corp. ...............   6,309      398,650
   Petroleo Brasileiro SA ADR* ....  11,900      378,569
                                             -----------
                                               2,707,101
                                             -----------
OIL SERVICES--11.1%
   Coastal Corp. (The) ............   6,500      447,688
   Conoco, Inc., Class B ..........  39,363    1,028,358
   Exxon Mobil Corp. ..............   7,200      587,700
   Halliburton Co. ................   8,200      434,600
   Occidental Petroleum Corp. .....  26,800      579,550
   Tosco Corp. ....................  24,005      732,153
   USX-Marathon Group .............  28,600      784,713
                                             -----------
                                               4,594,762
                                             -----------
PAPER & FORESTRY PRODUCTS--0.4%
   Abitibi-Consolidated, Inc. .....  13,500      151,031
                                             -----------
PHARMACEUTICALS--3.3%
   American Home Products Corp. ...   6,700      363,056
   Aventis SA ADR .................   2,700      201,825
   Bristol-Myers Squibb Co. .......  15,300      810,900
                                             -----------
                                               1,375,781
                                             -----------
PRINTING SERVICES--0.7%
   Lexmark International, Inc.* ...   4,100      278,031
                                             -----------

                                    NUMBER
                                   OF SHARES    VALUE
                                   --------- -----------
PUBLISHING & INFORMATION SERVICES--3.1%
   Harcourt General, Inc. .........  13,100  $   776,994
   Reader's Digest Association, Inc.,
     Class A ......................  12,700      488,950
                                             -----------
                                               1,265,944
                                             -----------
REAL ESTATE--2.3%
   Avalonbay Communities,
     Inc. (REIT) ..................   4,100      183,219
   Equity Office Properties Trust .   5,600      161,700
   Equity Residential
     Properties Trust .............   4,200      201,600
   Mack-Cali Realty Corp. .........   3,700       96,894
   MeriStar Hospitality Corp. .....   4,030       89,164
   Trizec Hahn Corp. ..............  14,700      232,444
                                             -----------
                                                 965,021
                                             -----------
RETAIL --2.0%
   Circuit City Group .............   8,100      210,094
   Gap, Inc. (The) ................  15,000      336,563
   Office Depot, Inc.* ............  38,650      282,628
                                             -----------
                                                 829,285
                                             -----------
TELECOMMUNICATIONS & EQUIPMENT--8.0%
   3Com Corp.* ....................  52,200      867,825
   AT&T Corp. .....................  10,477      330,026
   BellSouth Corp. ................  13,300      496,256
   Palm, Inc.* ....................   4,980      219,120
   SBC Communications, Inc. .......  23,075      963,381
   Verizon Communications .........   9,442      411,907
                                             -----------
                                               3,288,515
                                             -----------
TOBACCO--2.1%
   Loews Corp. ....................   4,450      360,172
   UST, Inc. ......................  24,300      525,488
                                             -----------
                                                 885,660
                                             -----------
TRANSPORTATION--0.5%
   CSX Corp. ......................   8,600      205,325
                                             -----------
     TOTAL COMMON STOCK
       (Cost $38,215,154) .........           41,364,526
                                             -----------

    The accompanying notes are an integral part of the financial statements.
                                       16

                         BOSTON PARTNERS FAMILY OF FUNDS
                              LARGE CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                                 AUGUST 31, 2000

                                      PAR
                                     (000)      Value
                                     -----   -----------
SHORT-TERM INVESTMENT--0.6%
   Wilmington Fund Cash Sweep
     6.230% 09/01/00 ..............    $262  $   262,412
                                             -----------
     TOTAL SHORT-TERM INVESTMENT
       (Cost $262,412) ............              262,412
                                             -----------
TOTAL INVESTMENTS--100.7%
   (Cost $38,477,566) .............           41,626,938
                                             -----------
LIABILITIES IN EXCESS OF
   OTHER ASSETS--(0.7%) ...........             (315,799)
                                             -----------
NET ASSETS--100.0% ................          $41,311,139
                                             ===========
------------
* Non-income producing.
ADR-- American Depository Receipt.
REIT-- Real Estate Investment Trust.

    The accompanying notes are an integral part of the financial statements.
                                       17

                         BOSTON PARTNERS FAMILY OF FUNDS
                               MID CAP VALUE FUND
                            Portfolio of Investments
                                 AUGUST 31, 2000

                                    NUMBER
                                   OF SHARES     VALUE
                                   --------- ------------
COMMON STOCK--98.7%
AEROSPACE/DEFENSE--3.0%
   B.F. Goodrich Co. (The) ........  41,900  $  1,710,044
   Litton Industries, Inc.* .......  53,456     2,956,785
                                             ------------
                                                4,666,829
                                             ------------
AIR TRANSPORT--1.2%
   Northwest Airlines Corp.* ......  57,700     1,806,731
                                             ------------
BANKS & SAVINGS & LOANS--1.5%
   Astoria Financial Corp. ........  31,710     1,113,814
   Golden State Bancorp., Inc. ....  55,700     1,120,962
                                             ------------
                                                2,234,776
                                             ------------
BUSINESS & PUBLIC SERVICES--0.5%
   Manpower, Inc. .................  20,600       745,462
                                             ------------
CHEMICALS--2.3%
   Ashland, Inc. ..................  40,800     1,438,200
   Eastman Chemical Co. ...........  48,800     2,104,500
                                             ------------
                                                3,542,700
                                             ------------
COMMUNICATIONS & MEDIA--1.3%
   Chris-Craft Industries, Inc.* ..  11,683       914,195
   True North Communications, Inc.   24,500     1,136,187
                                             ------------
                                                2,050,382
                                             ------------
COMPUTERS, SOFTWARE & SERVICES--4.7%
   Diebold, Inc. ..................  74,200     2,096,150
   NCR Corp.* .....................  51,800     2,091,425
   Network Associates, Inc.* ...... 120,700     3,123,112
                                             ------------
                                                7,310,687
                                             ------------
CONSTRUCTION & BUILDING MATERIALS--6.4%
   D.R. Horton, Inc. ..............  83,800     1,644,575
   Ingersoll-Rand Co. .............  34,300     1,562,794
   Lafarge Corp. ..................  27,500       670,312
   Martin Marietta Materials, Inc.   39,500     1,580,000
   Southdown, Inc. ................  70,800     4,442,700
                                             ------------
                                                9,900,381
                                             ------------
DATA PROCESSING & REPRODUCTION--0.7%
   Informix Corp.* ................ 187,900     1,150,887
                                             ------------
DISTRIBUTION--0.5%
   Ingram Micro, Inc., Class A* ...  48,900  $    733,500
                                             ------------
DIVERSIFIED--1.5%
   ITT Industries, Inc. ...........  69,800     2,347,025
                                             ------------
ELECTRIC UTILITIES--6.1%
   Energy East Corp. .............. 139,600     3,167,175
   GPU, Inc. ......................  52,400     1,604,750
   Niagara Mohawk Holdings, Inc.* . 213,300     2,746,237
   Pinnacle West Capital Corp. ....  48,300     1,989,356
                                             ------------
                                                9,507,518
                                             ------------
ELECTRONIC COMP. & INSTRUMENTS--0.3%
   Sensormatic Electronics Corp.* .  25,200       418,950
                                             ------------
ENGINEERING & CONSTRUCTION--0.5%
   Fluor Corp. ....................  28,200       844,237
                                             ------------
ENTERTAINMENT--0.7%
   Brunswick Corp. ................  60,100     1,126,875
                                             ------------
FERTILIZERS--0.4%
   IMC Global, Inc. ...............  44,000       646,250
                                             ------------
FINANCIAL SERVICES--9.0%
   A.G. Edwards, Inc. .............  67,000     3,484,000
   Countrywide Credit
     Industries, Inc. .............  78,700     2,980,762
   Donaldson, Lufkin &
     Jenrette, Inc. ...............  21,000     1,858,500
   Dun & Bradstreet Corp. (The) ...  27,800       917,400
   H&R Block, Inc. ................ 103,800     3,723,825
   Legg Mason, Inc. ...............  18,500       975,875
                                             ------------
                                               13,940,362
                                             ------------
FOOD & BEVERAGE--3.2%
   Flowers Industries, Inc. .......  66,300     1,442,025
   Keebler Foods Co. ..............  76,500     3,504,656
                                             ------------
                                                4,946,681
                                             ------------
HEALTH CARE--2.2%
   Health Management Associates, Inc.,
     Class A* ..................... 138,500     2,259,281
   Oxford Health Plans, Inc.* .....  38,600     1,177,300
                                             ------------
                                                3,436,581
                                             ------------

    The accompanying notes are an integral part of the financial statements.
                                       18

                         BOSTON PARTNERS FAMILY OF FUNDS
                               MID CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2000

                                    NUMBER
                                   OF SHARES     VALUE
                                   --------- ------------
INSURANCE--9.8%
   Allmerica Financial Corp. ......  68,000  $  4,139,500
   Everest Re Group Ltd. ..........  21,392       861,028
   Jefferson-Pilot Corp. ..........  26,200     1,734,112
   Lincoln National Corp. .........  45,400     2,451,600
   PartnerRe Ltd. .................  65,400     2,742,712
   SAFECO Corp. ...................  49,900     1,312,994
   UnumProvident Corp. ............  84,600     1,834,763
                                             ------------
                                               15,076,709
                                             ------------
MANUFACTURING--0.6%
   Viasystems Group, Inc.* ........  52,400       864,600
                                             ------------
MEDICAL SUPPLIES--4.0%
   C.R. Bard, Inc. ................  44,300     2,162,394
   Nycomed Amersham PLC ADR .......  54,200     2,442,388
   Sybron International Corp.* ....  70,600     1,606,150
                                             ------------
                                                6,210,932
                                             ------------
MULTI-INDUSTRY--6.0%
   Dexter Corp. ...................  42,100     2,489,163
   Pall Corp. ..................... 101,500     2,169,563
   Viad Corp. ..................... 156,430     4,585,354
                                             ------------
                                                9,244,080
                                             ------------
OIL & GAS EXPLORATION--5.2%
   Amerada Hess Corp. .............  16,900     1,156,594
   Canadian Occidental
     Petroleum Ltd. ...............  44,700     1,176,169
   Devon Energy Corp. .............  50,002     2,928,242
   Ocean Energy, Inc.* ............  72,600     1,102,613
   Talisman Energy, Inc.* .........  47,500     1,600,156
                                             ------------
                                                7,963,774
                                             ------------
PACKAGING & CONTAINERS--2.7%
   Pactiv Corp.* .................. 152,300     1,675,300
   Pechiney SA ADR ................ 108,500     2,522,625
                                             ------------
                                                4,197,925
                                             ------------
PAPER & FORESTRY PRODUCTS--1.5%
   Bowater, Inc. ..................  25,400     1,304,925
   Georgia-Pacific Group ..........  35,600       952,300
                                             ------------
                                                2,257,225
                                             ------------

                                    NUMBER
                                   OF SHARES     VALUE
                                   --------- ------------
PHARMACEUTICALS--1.8%
   Mylan Laboratories, Inc. .......  37,200  $    988,125
   Watson Pharmaceuticals, Inc.* ..  27,900     1,721,081
                                             ------------
                                                2,709,206
                                             ------------
PUBLISHING & INFORMATION SERVICES--7.9%
   Harcourt General, Inc. ......... 102,700     6,091,394
   Reader's Digest Association, Inc.,
     Class A ......................  99,900     3,846,150
   Valassis Communications, Inc.* .  79,300     2,289,788
                                             ------------
                                               12,227,332
                                             ------------
RETAIL--3.1%
   Blockbuster, Inc., Class A .....  74,800       701,250
   J. C. Penney Co., Inc. .........  57,100       799,400
   Ross Stores, Inc. ..............  94,700     1,432,338
   ShopKo Stores, Inc.* ...........  39,394       450,569
   Venator Group, Inc.* ........... 105,600     1,478,400
                                             ------------
                                                4,861,957
                                             ------------
SHIPBUILDING--1.2%
   Newport News Shipbuilding, Inc.   42,200     1,793,500
                                             ------------
TELECOMMUNICATIONS & EQUIPMENT--4.6%
   3Com Corp.* .................... 209,700     3,486,263
   Citizens Communications Co.* ...  63,900     1,042,369
   ECI Telecom Ltd. ...............  25,500       800,063
   Harris Corp. ...................  61,500     1,848,844
                                             ------------
                                                7,177,539
                                             ------------
TEXTILE & APPAREL--0.5%
   Tommy Hilfiger Corp.* ..........  72,500       788,438
                                             ------------
TOYS--1.7%
   Hasbro, Inc. ................... 108,100     1,330,981
   Mattel, Inc. ................... 125,900     1,243,263
                                             ------------
                                                2,574,244
                                             ------------
WHOLESALE-WAREHOUSE--2.1%
   BJ's Wholesale Club, Inc.* .....  97,422     3,300,170
                                             ------------
     TOTAL COMMON STOCK
       (Cost $145,552,739) ........           152,604,445
                                             ------------

    The accompanying notes are an integral part of the financial statements.
                                       19

                         BOSTON PARTNERS FAMILY OF FUNDS
                               MID CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                                 AUGUST 31, 2000

                                      PAR
                                     (000)       VALUE
                                     -----   ------------
REPURCHASE AGREEMENTS--5.5%
   PNC Capital Markets (Agreement
     dated 08/31/00 to be
     repurchased at $8,501,499,
     collateralized by U.S. Treasury
     Notes 7.875% due 11/15/04
     Market Value $8,531,805)
     6.350% 09/01/00 ..............  $8,500  $  8,500,000
                                             ------------
     TOTAL REPURCHASE AGREEMENTS
       (Cost $8,500,000) ..........             8,500,000
                                             ------------
SHORT TERM INVESTMENTS--0.1%
   Wilmington Fund Cash Sweep
     6.230% 09/01/00 ..............     145       144,513
                                             ------------
     TOTAL SHORT TERM INVESTMENTS
       (Cost $144,513) ............               144,513
                                             ------------
TOTAL INVESTMENTS--104.3%
   (Cost $154,197,252) ............           161,248,958
                                             ------------
LIABILITIES IN EXCESS OF
   OTHER ASSETS--(4.3%) ...........            (6,623,276)
                                             ------------
NET ASSETS--100.0% ................          $154,625,682
                                             ============
-----------
* Non-income producing.
ADR-- American Depository Receipt.

    The accompanying notes are an integral part of the financial statements.
                                       20

                         BOSTON PARTNERS FAMILY OF FUNDS
                             SMALL CAP VALUE FUND II
                       FORMERLY THE "MICRO CAP VALUE FUND"
                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31, 2000

                                    NUMBER
                                   OF SHARES     VALUE
                                   ---------  ----------
COMMON STOCK--92.2%
AEROSPACE/DEFENSE--1.7%
   DONCASTERS PLC ADR* ............   1,000   $   19,250
   Teledyne Technologies, Inc.* ...   1,000       20,125
                                              ----------
                                                  39,375
                                              ----------
AGRICULTURE--1.2%
   Agribrands International, Inc.*      700       27,825
                                              ----------
AIR TRANSPORT--0.5%
   Midwest Express Holdings, Inc.*      500       11,312
                                              ----------
AUTOMOTIVE--2.2%
   Dollar Thrifty Automotive
     Group, Inc.* .................   1,300       29,412
   Monaco Coach Corp.* ............     500        8,750
   Sonic Automotive, Inc.* ........   1,400       14,787
                                              ----------
                                                  52,949
                                              ----------
BANKS & SAVINGS & LOANS--1.6%
   IndyMac Bancorp., Inc.* ........   1,900       32,062
   Local Financial Corp.* .........     600        6,150
                                              ----------
                                                  38,212
                                              ----------
BUSINESS & PUBLIC SERVICES--9.2%
   ACNielsen Corp.* ...............     600       14,437
   AHL Services, Inc.* ............     900        7,481
   American Management
     Systems, Inc.* ...............   1,000       18,687
   Brady Corp. ....................     300        8,681
   Edgewater Technology, Inc.* ....   2,600       16,250
   ITT Educational Services, Inc.*      600       13,800
   Modis Professional
     Services, Inc.* ..............   5,700       39,187
   National Processing, Inc.* .....   2,700       31,894
   Staff Leasing, Inc.* ...........   2,200        8,800
   Ventiv Health, Inc.* ...........   1,800       24,075
   Wackenhut Corp., Class A* ......   1,400       14,175
   Wackenhut Corrections Corp.* ...   2,000       18,125
                                              ----------
                                                 215,592
                                              ----------
CHEMICALS--1.7%
   Arch Chemicals, Inc. ...........   1,300       23,644
   ChemFirst, Inc. ................     400        9,225
   Wellman, Inc. ..................     600        7,237
                                              ----------
                                                  40,106
                                              ----------

                                    NUMBER
                                   OF SHARES     VALUE
                                   ---------  ----------
COMPUTERS, SOFTWARE & SERVICES--3.8%
   CACI International, Inc.* ......   1,000   $   22,500
   National Data Corp. ............     600       17,625
   Perot Systems Corp.* ...........   1,300       13,487
   Quantum Corp.-Hard Disk Drive* .   2,100       20,475
   Recoton Corp.* .................   1,100       15,606
                                              ----------
                                                  89,693
                                              ----------
CONSTRUCTION & BUILDING MATERIALS--2.2%
   Benjamin Moore & Co. ...........     200        5,200
   Butler Manufacturing Co. .......     800       17,750
   Dal-Tile International, Inc.* ..   1,800       20,250
   Granite Construction, Inc. .....     400        9,100
                                              ----------
                                                  52,300
                                              ----------
CONSULTING SERVICES--2.0%
   Charles River Associates, Inc.*    2,100       23,625
   FTI Consulting, Inc.* ..........     600        5,662
   Right Management
     Consultants, Inc.* ...........   1,800       17,212
                                              ----------
                                                  46,499
                                              ----------
CONSUMER PRODUCTS & SERVICES--4.8%
   Carey International, Inc.* .....     700       12,688
   Pittston Brink's Group .........   3,200       49,800
   Stewart Enterprises, Inc. ......  10,000       31,875
   Veterinary Centers of
     America, Inc.* ...............   1,300       18,850
                                              ----------
                                                 113,213
                                              ----------
DISTRIBUTION--1.2%
   Bell Microproducts, Inc.* ......     500       16,625
   Owens & Minor, Inc. ............     800       12,250
                                              ----------
                                                  28,875
                                              ----------
ELECTRIC UTILITIES--1.8%
   CMP Group, Inc. ................     600       17,625
   El Paso Electric Co.* ..........   1,800       24,188
                                              ----------
                                                  41,813
                                              ----------
ELECTRONICS--1.9%
   CTS Corp. ......................     300       15,394
   Pioneer-Standard
     Electronics, Inc. ............     900       12,319
   SpeedFam-IPEC, Inc.* ...........     900       16,763
                                              ----------
                                                  44,476
                                              ----------


    The accompanying notes are an integral part of the financial statements.
                                       21

                         BOSTON PARTNERS FAMILY OF FUNDS
                             SMALL CAP VALUE FUND II
                       FORMERLY THE "MICRO CAP VALUE FUND"
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2000

                                    NUMBER
                                   OF SHARES     VALUE
                                   ---------  ----------
FINANCIAL SERVICES--4.4%
   Advanta Corp., Class B .........   1,800   $   17,887
   BKF Capital Group, Inc. ........   1,200       23,400
   Brookline Bancorp., Inc. .......     600        7,088
   FBR Asset Investment Corp. .....     300        4,519
   Federal Agricultural
     Mortgage Corp.* ..............   1,600       27,000
   John Nuveen Co. ................     300       13,613
   MicroFinancial, Inc. ...........   1,100       10,794
                                              ----------
                                                 104,301
                                              ----------
FOOD & BEVERAGE--0.4%
   M&F Worldwide Corp.* ...........   1,600        8,700
                                              ----------
HEALTH & PERSONAL CARE--0.5%
   Nature's Sunshine Products, Inc.   1,500       11,813
                                              ----------
HEALTHCARE--1.8%
   Mid Atlantic Medical
     Services, Inc.* ..............     700       11,288
   National Dentex Corp.* .........     300        5,100
   Renal Care Group, Inc.* ........     600       12,150
   Sunquest Information
     Systems, Inc.* ...............   1,000       13,125
                                              ----------
                                                  41,663
                                              ----------
INSURANCE--11.6%
   AmerUs Life Holdings, Inc. .....     900       22,219
   Annuity and Life Re
     (Holdings) Ltd. ..............   2,300       60,375
   CNA Surety Corp. ...............   2,400       27,750
   IPC Holdings Ltd. ..............   1,800       30,150
   LandAmerica Financial Group, Inc.    400       10,175
   Liberty Financial Companies, Inc.  1,000       23,625
   MIIX Group, Inc. (The) .........   1,000        8,063
   Mutual Risk Management Ltd. ....   1,500       31,875
   NYMAGIC, Inc. ..................     600        8,606
   Penn-America Group, Inc. .......   1,000        7,500
   PXRE Group Ltd. ................   1,000       13,625
   RenaissanceRe Holdings Ltd. ....     400       19,150
   W.R. Berkley Corp. .............     400       10,600
                                              ----------
                                                 273,713
                                              ----------
MACHINERY & ENGINEERING--0.9%
   Lindsay Manufacturing Co. ......     600       10,950
   Manitowoc Co., Inc. ............     400        9,175
                                              ----------
                                                  20,125
                                              ----------

                                    NUMBER
                                   OF SHARES     VALUE
                                   ---------  ----------
MANUFACTURING--4.1%
   CLARCOR, Inc. ..................     600   $   12,375
   Dan River, Inc., Class A* ......   1,100        4,881
   Exponent, Inc.* ................   1,100        9,556
   Griffon Corp.* .................   1,500       11,625
   LSI Industries, Inc. ...........     800       15,900
   Quixote Corp. ..................   1,300       20,800
   Toro Co. (The) .................     700       21,175
                                              ----------
                                                  96,312
                                              ----------
MEDICAL SUPPLIES--3.8%
   Lincare Holdings, Inc.* ........     600       15,300
   Sola International, Inc.* ......   8,800       61,600
   Wesley Jessen VisionCare, Inc.*      300       11,288
                                              ----------
                                                  88,188
                                              ----------
OIL & GAS EXPLORATION--2.4%
   Canadian 88 Energy Corp.* ......   4,800       11,100
   Gulf Indonesia Resources Ltd.* .   2,400       24,000
   Pennaco Energy, Inc.* ..........   1,400       22,050
                                              ----------
                                                  57,150
                                              ----------
OIL SERVICES--0.9%
   Evergreen Resources, Inc.* .....     700       20,431
                                              ----------
PACKAGING & CONTAINERS--1.6%
   Ivex Packaging Corp.* ..........   1,300       14,300
   Tupperware Corp. ...............   1,200       24,225
                                              ----------
                                                  38,525
                                              ----------
PHARMACEUTICALS--3.4%
   Advance Paradigm, Inc.* ........   1,500       39,938
   AmeriSource Health Corp.,
     Class A* .....................     400       13,900
   Perrigo Co.* ...................   3,400       25,181
                                              ----------
                                                  79,019
                                              ----------
PUBLISHING & INFORMATION SERVICES--1.5%
   Pulitzer, Inc. .................     300       12,919
   R.H. Donnelley Corp.* ..........   1,100       23,100
                                              ----------
                                                  36,019
                                              ----------

    The accompanying notes are an integral part of the financial statements.
                                       22


                         BOSTON PARTNERS FAMILY OF FUNDS
                             SMALL CAP VALUE FUND II
                       FORMERLY THE "MICRO CAP VALUE FUND"
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                                 AUGUST 31, 2000

                                    NUMBER
                                   OF SHARES     VALUE
                                   ---------  ----------
REAL ESTATE--5.0%
   Capital Automotive REIT ........   1,200   $   16,650
   Insignia Financial Group, Inc.*    2,300       21,706
   LNR Property Corp. .............     700       14,875
   Redwood Trust, Inc. ............   2,100       33,206
   Trammell Crow Co.* .............   2,300       31,913
                                              ----------
                                                 118,350
                                              ----------
RETAIL--1.3%
   Barnes & Noble, Inc.* ..........     700       12,119
   Rex Stores Corp.* ..............   1,000       17,875
                                              ----------
                                                  29,994
                                              ----------
RETAIL-SPECIALTY APPAREL STORES--6.2%
   Finish Line, Inc. (The),
     Class A* .....................   1,900       15,081
   Footstar, Inc.* ................     300        8,925
   InterTAN, Inc.* ................   1,200       16,650
   J. Jill Group, Inc.* ...........   3,900       36,075
   Ross Stores, Inc. ..............     400        6,050
   School Specialty, Inc.* ........     800       14,450
   Wilsons, The Leather
     Experts, Inc.* ...............   2,400       48,900
                                              ----------
                                                 146,131
                                              ----------
TELECOMMUNICATIONS--0.8%
   Belden, Inc. ...................     700       18,288
                                              ----------
TEXTILES & APPAREL--1.7%
   Mueller Industries, Inc.* ......     300        9,469
   Nautica Enterprises, Inc.* .....   2,500       29,531
                                              ----------
                                                  39,000
                                              ----------
TOBACCO--1.2%
   Universal Corp. ................   1,100       28,463
                                              ----------

                                    NUMBER
                                   OF SHARES     VALUE
                                   ---------  ----------
TOYS--0.8%
   JAKKS Pacific, Inc.* ...........   1,000   $   17,750
                                              ----------
TRANSPORTATION--2.1%
   Fritz Companies, Inc.* .........   1,700       25,181
   Knightsbridge Tankers Ltd. .....     400        9,600
   Xtra Corp.* ....................     325       14,422
                                              ----------
                                                  49,203
                                              ----------
     TOTAL COMMON STOCK
       (Cost $1,897,079) ..........            2,165,378
                                              ----------
                                     PAR
                                    (000)
                                    -----
REPURCHASE AGREEMENTS--8.9%
   PNC Capital Markets
     (Agreement dated 08/31/00 to
     be repurchased at $208,023,
     collateralized by $208,250
     U.S. Treasury Notes 7.500%
     due 11/15/01)
     4.050% 09/01/00 ..............$208,000      208,000
                                              ----------
     TOTAL REPURCHASE AGREEMENTS
       (Cost $208,000) ............              208,000
                                              ----------
SHORT-TERM INVESTMENTS--0.0%
   Wilmington Fund Cash Sweep
     6.230% 09/01/00 ..............     627          627
                                              ----------
     TOTAL SHORT-TERM INVESTMENTS
       (Cost $627) ................                  627
                                              ----------
TOTAL INVESTMENTS--101.1%
   (Cost $2,105,706) ..............            2,374,005
                                              ----------
LIABILITIES IN EXCESS OF
   OTHER ASSETS--(1.1%) ...........              (26,334)
                                              ----------
NET ASSETS--100.0% ................           $2,347,671
                                              ==========
---------
* Non-income producing.
ADR-- American Depository Receipt.
REIT-- Real Estate Investment Trust.

    The accompanying notes are an integral part of the financial statements.
                                       23

                         BOSTON PARTNERS FAMILY OF FUNDS
                             LONG/SHORT EQUITY FUND
                       FORMERLY THE "MARKET NEUTRAL FUND"
                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31, 2000

                                    NUMBER
                                   OF SHARES    VALUE
                                   ---------  ----------
LONG POSITIONS--97.8%
COMMON STOCK--96.8%
AEROSPACE/DEFENSE--4.9%
   DONCASTERS PLC  ADR* ...........   1,100   $   21,175
   Ducommun, Inc.* ................   1,400       20,300
   ECC International Corp.* .......   3,900       15,356
   The Fairchild Corp.* ...........   1,700       11,688
                                              ----------
                                                  68,519
                                              ----------
AGRICULTURE--0.9%
   Agribrands International, Inc.*      300       11,925
                                              ----------
AIR TRANSPORT--1.1%
   Northwest Airlines Corp. .......     500       15,656
                                              ----------
BANKS & SAVINGS & LOANS--0.3%
   Coastal Bancorp., Inc. .........     200        3,713
                                              ----------
BROADCASTING & PUBLISHING--1.4%
   Gray Communications
     Systems, Inc. ................   1,100       12,375
   Fisher Companies, Inc. .........     100        7,300
                                              ----------
                                                  19,675
                                              ----------
BUSINESS & PUBLIC SERVICES--4.4%
   ITT Educational Services, Inc.*      300        6,900
   Kroll-O'Gara Co.* ..............   1,700        8,713
   Modis Professional
     Services, Inc.* ..............   1,100        7,563
   Strategic Distribution, Inc.* ..   5,600       10,850
   TeleSpectrum Worldwide, Inc.* ..   1,700        2,975
   Ventiv Health, Inc.* ...........   1,200       16,050
   Wackenhut Corp., Class A* ......     600        8,513
                                              ----------
                                                  61,564
                                              ----------
CABLE--0.8%
   General Cable Corp. ............   1,400       11,725
                                              ----------
CHEMICALS--4.8%
   Airgas, Inc.* ..................   2,000       13,250
   Arch Chemicals, Inc. ...........     700       12,731
   ChemFirst, Inc. ................     600       13,838

                                    NUMBER
                                   OF SHARES    VALUE
                                   ---------  ----------
CHEMICALS--(CONTINUED)
   Methanex Corp.* ................   2,600   $   15,600
   Tetra Technologies, Inc.* ......     800       10,900
                                              ----------
                                                  66,319
                                              ----------
COMPUTERS, SOFTWARE & SERVICES--6.6%
   Adaptec, Inc.* .................     500       12,250
   Alphanet Solutions, Inc.* ......   1,100        4,538
   HMT Technology Corp.* ..........   2,900        7,159
   Inprise Corp.* .................   2,000       11,688
   Komag, Inc.* ...................   2,900        7,794
   Parametric Technology Corp.* ...   1,600       21,400
   SS&C Technologies, Inc.* .......   2,000       12,750
   Synopsys, Inc.* ................     400       14,825
                                              ----------
                                                  92,404
                                              ----------
CONSTRUCTION & HOUSING--1.1%
   Benjamin Moore & Co. ...........     200        5,200
   Foster Wheeler Corp. ...........   1,400        9,888
                                              ----------
                                                  15,088
                                              ----------
CONSULTING SERVICES--1.0%
   Comdisco, Inc. .................     600       14,400
                                              ----------
CONSUMER PRODUCTS & SERVICES--0.9%
   Stewart Enterprises, Inc. ......   4,000       12,750
                                              ----------
DIVERSIFIED--3.0%
   ITT Industries, Inc. ...........     400       13,450
   Ogden Corp.* ...................     800       13,900
   Pittston Brink's Group .........     900       14,006
                                              ----------
                                                  41,356
                                              ----------
ELECTRIC UTILITIES--1.2%
   Alliant Energy Corp. ...........     400       11,700
   Avista Corp. ...................     300        5,531
                                              ----------
                                                  17,231
                                              ----------

    The accompanying notes are an integral part of the financial statements.
                                       24

                         BOSTON PARTNERS FAMILY OF FUNDS
                             LONG/SHORT EQUITY FUND
                       FORMERLY THE "MARKET NEUTRAL FUND"
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2000

                                    NUMBER
                                   OF SHARES    VALUE
                                   ---------  ----------
ELECTRONIC COMP. & INSTRUMENTS--6.4%
   Blonder Tongue
     Laboratories, Inc.* ..........   1,600   $   10,400
   BMC Industries, Inc. ...........   2,300       12,938
   EDO Corp. ......................   1,800       12,038
   Fiberstars, Inc.* ..............   1,600       17,400
   Input/Output, Inc.* ............   1,500       13,500
   Parker Hannifin Corp. ..........     400       13,925
   PCD, Inc.* .....................   1,100        8,800
                                              ----------
                                                  89,001
                                              ----------
ENERGY EQUIPMENT & SERVICES--1.4%
   Ault, Inc.* ....................   1,200        9,600
   Rentech, Inc.* .................   5,200       10,075
                                              ----------
                                                  19,675
                                              ----------
ENGINE MANUFACTURING--1.4%
   Woodward Governor Co. ..........     500       19,813
                                              ----------
ENGINEERING --1.4%
   Corrpro Companies, Inc.* .......   2,500        9,063
   Exponent, Inc.* ................   1,200       10,425
                                              ----------
                                                  19,488
                                              ----------
FINANCIAL SERVICES--2.0%
   Advanta Corp., Class B .........   1,000        9,938
   London Pacific Group Ltd. ADR ..     900       18,169
                                              ----------
                                                  28,107
                                              ----------
HEALTH CARE--2.5%
   Health Management Associates,
     Inc., Class A* ...............     700       11,419
   Triad Hospitals, Inc.* .........     800       23,100
                                              ----------
                                                  34,519
                                              ----------
INDUSTRIAL GOODS & MATERIALS--1.2%
   Flanders Corp.* ................   3,300        8,869
   NS Group, Inc.* ................     400        7,050
                                              ----------
                                                  15,919
                                              ----------

                                    NUMBER
                                   OF SHARES    VALUE
                                   ---------  ----------
INSURANCE--3.2%
   Frontier Insurance Group, Inc.*    2,500   $      781
   Liberty Financial Companies, Inc.    600       14,175
   UICI* ..........................   1,800       11,925
   UnumProvident Corp. ............     800       17,350
                                              ----------
                                                  44,231
                                              ----------
MACHINERY & ENGINEERING--0.6%
   Esterline Technologies Corp.* ..     400        7,750
                                              ----------
MANUFACTURING--1.6%
   GP Strategies Corp.* ...........   1,000        4,313
   M&F Worldwide Corp.* ...........   2,200       11,963
   Saf T Lok, Inc.* ...............   6,100        6,291
                                              ----------
                                                  22,567
                                              ----------
MEDICAL EQUIPMENT--2.7%
   Edwards Lifesciences Corp.* ....     700       18,375
   IMS Health, Inc. ...............   1,000       18,875
                                              ----------
                                                  37,250
                                              ----------
MEDICAL SUPPLIES--3.7%
   C.R. Bard, Inc. ................     500       24,406
   Chronimed, Inc.* ...............   1,600       11,700
   Fresenius Medical Care AG ADR ..   1,000       15,250
                                              ----------
                                                  51,356
                                              ----------
METALS & MINING--5.0%
   AK Steel Holding Corp. .........   1,200       13,050
   Circor International, Inc. .....   1,100       10,106
   Ladish Co., Inc.* ..............   1,600       20,000
   Lindberg Corp. .................   1,100        7,700
   Titanium Metals Corp.* .........   2,200       19,250
                                              ----------
                                                  70,106
                                              ----------
OFFICE EQUIPMENT & SUPPLIES--0.5%
   IKON Office Solutions, Inc. ....   1,300       6,500
                                              ----------

    The accompanying notes are an integral part of the financial statements.
                                       25

                         BOSTON PARTNERS FAMILY OF FUNDS
                             LONG/SHORT EQUITY FUND
                       FORMERLY THE "MARKET NEUTRAL FUND"
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2000

                                    NUMBER
                                   OF SHARES    VALUE
                                   ---------  ----------
OIL & GAS EXPLORATION--8.8%
   Canadian 88 Energy Corp.* ......     900   $    2,081
   EEX Corp.* .....................   1,700        9,350
   Fletcher Challenge Energy ......   1,500       57,188
   Pendaries Petroleum Ltd.* ......   1,600        5,000
   Quicksilver Resources, Inc.* ...   2,100       17,719
   Swift Energy Co.* ..............     800       23,150
   Virgina Gas Co.* ...............   2,300        8,481
                                              ----------
                                                 122,969
                                              ----------
OIL SERVICES--3.0%
   Frontier Oil Corp.* ............   1,300        9,263
   Lufkin Industries, Inc. ........     400        7,525
   Mitcham Industries, Inc.* ......   1,800       10,238
   Pride International, Inc.* .....     600       14,775
                                              ----------
                                                  41,801
                                              ----------
PACKAGING & CONTAINERS--1.6%
   Ivex Packaging Corp.* ..........     800        8,800
   Pactiv Corp.* ..................   1,200       13,200
                                              ----------
                                                  22,000
                                              ----------
PHARMACEUTICALS--2.4%
   Caremark Rx, Inc.* .............   2,100       20,606
   UroCor, Inc.* ..................   1,900       12,588
                                              ----------
                                                  33,194
                                              ----------
PUBLISHING & INFORMATION SERVICES--2.8%
   Lee Enterprises, Inc. ..........     400       11,200
   Pulitzer, Inc. .................     200        8,613
   R.H. Donnelley Corp.* ..........     900       18,900
                                              ----------
                                                  38,713
                                              ----------
RADIO & TELEVISION MEDIA--0.9%
   Regent Communications, Inc.* ...   1,400       12,250
                                              ----------
RESTAURANTS, HOTELS & CASINOS--0.7%
   Lone Star Steakhouse & Saloon,
     Inc. .........................   1,100        9,281
                                              ----------

                                    NUMBER
                                   OF SHARES    VALUE
                                   ---------  ----------
RETAIL TRADE--1.5%
   J.C. Penney Co., Inc. ..........     500   $    7,000
   Movie Gallery, Inc.* ...........   1,700        6,588
   ShopKo Stores, Inc.* ...........     600        6,863
                                              ----------
                                                  20,451
                                              ----------
TELECOMMUNICATIONS & EQUIPMENT--3.9%
   Cablevision Systems Corp.* .....     100        6,725
   Harris Corp. ...................     600       18,038
   ROHN Industries, Inc.* .........   2,700       11,138
   Salient 3 Communications, Inc. .     900       12,431
   STAR Telecommunications, Inc.* .   1,900        6,056
                                              ----------
                                                  54,388
                                              ----------
TEXTILES & APPAREL--1.7%
   Dan River, Inc., Class A* ......   1,800        7,988
   Tommy Hilfiger Corp.* ..........   1,500       16,302
                                              ----------
                                                  24,290
                                              ----------
TOYS--0.9%
   Hasbro, Inc. ...................   1,000       12,313
                                              ----------
TRANSPORTATION--2.2%
   Consolidated Freightways Corp.*    2,600       11,903
   OMI Corp.* .....................   1,700       12,750
   Sea Containers Ltd., Class A ...     200        5,700
                                              ----------
                                                  30,353
                                              ----------
TRAVEL SERVICES--0.4%
   Carnival Corp. .................     300        5,981
                                              ----------
     TOTAL COMMON STOCK
       (Cost $1,221,530) ..........            1,346,591
                                              ----------
                                      PAR
                                     (000)
                                     -----
SHORT TERM INVESTMENTS--1.0%
   Wilmington Fund Cash Sweep
     6.230% 09/01/00 ..............  $   14       13,585
                                              ----------
     TOTAL SHORT TERM INVESTMENTS
       (Cost $13,585) .............               13,585
                                              ----------
     TOTAL LONG POSITIONS--97.8%
       (Cost $1,235,115) ..........            1,360,176
                                              ----------

    The accompanying notes are an integral part of the financial statements.
                                       26

                         BOSTON PARTNERS FAMILY OF FUNDS
                             LONG/SHORT EQUITY FUND
                       FORMERLY THE "MARKET NEUTRAL FUND"
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2000

                                    NUMBER
                                   OF SHARES    VALUE
                                   ---------  ----------
SECURITIES SOLD SHORT--(76.9)%
AEROSPACE/DEFENSE--(0.3)%
   SPACEHAB, Inc.* ................    (700)  $   (3,719)
                                              ----------
AGRICULTURE--(0.4)%
   Tejon Ranch Co.* ...............    (200)      (4,950)
                                              ----------
AUTOMOTIVE--(0.4)%
   A.S.V., Inc.* ..................    (400)      (5,350)
                                              ----------
AUTOMOTIVE PARTS & EQUIPMENT--(0.2)%
   Collins & Aikman Corp.* ........    (600)      (3,113)
                                              ----------
BROADCASTING & PUBLISHING--(0.4)%
   Digital Generation Systems, Inc.*   (800)      (4,850)
                                              ----------
BUILDING & BUILDING MATERIALS--(1.5)%
   ABM Industries, Inc. ...........    (300)      (8,100)
   Fastenal Co. ...................    (200)     (12,775)
                                              ----------
                                                 (20,875)
                                              ----------
BUSINESS & PUBLIC SERVICES--(4.2)%
   Gaiam, Inc.* ...................    (700)     (12,513)
   Labor Ready, Inc.* .............    (500)      (1,938)
   Lamar Advertising Co.* .........    (100)      (4,644)
   Omnicom Group, Inc. ............    (100)      (8,344)
   Optimal Robotics Corp.* ........    (400)     (13,350)
   ProBusiness Services, Inc.* ....    (200)      (4,400)
   Tetra Tech, Inc.* ..............    (500)     (13,563)
                                              ----------
                                                 (58,752)
                                              ----------
CELLULAR/WIRELESS--(1.1)%
   Carrier Access Corp.* ..........    (200)      (9,575)
   Winstar Communications, Inc.* ..    (200)      (5,375)
                                              ----------
                                                 (14,950)
                                              ----------
CHEMICALS--(2.3)%
   Albemarle Corp. ................    (600)     (14,888)
   Eco Soil Systems, Inc.* ........  (1,000)      (1,438)
   Ferro Corp. ....................    (300)      (6,188)
   OM Group, Inc. .................    (200)      (9,475)
                                              ----------
                                                 (31,989)
                                              ----------

                                    NUMBER
                                   OF SHARES    VALUE
                                   ---------  ----------
COMMUNICATIONS & MEDIA--(0.5)%
   Clear Channels Communications,
     Inc.* ........................    (100)  $   (7,238)
                                              ----------
COMPUTERS, SOFTWARE & SERVICES--(7.4)%
   Anixter International, Inc.* ...    (200)      (7,000)
   Complete Business
     Solutions, Inc.* .............    (300)      (4,050)
   Computer Horizons Corp.* .......    (300)      (2,869)
   ConSyGen, Inc.* ................    (200)        (130)
   Creo Products, Inc.* ...........    (200)      (5,675)
   Cylink Corp.* ..................    (400)      (5,700)
   Dendrite International, Inc.* ..    (400)     (10,625)
   GTSI Corp.* ....................  (1,500)      (7,688)
   Lifeminders, Inc.* .............    (400)     (12,000)
   M-Wav, Inc.* ...................    (600)      (7,725)
   OTG Software, Inc.* ............    (200)      (4,475)
   Rainbow Technologies, Inc.* ....    (200)      (7,925)
   Selectica, Inc.* ...............    (100)      (4,769)
   Storage Computer Corp.* ........    (400)      (5,375)
   Structural Dynamics Research
     Corp.* .......................    (400)      (6,450)
   Tricord Systems, Inc.* .........    (300)      (4,200)
   Vitech America, Inc.* ..........    (100)        (450)
   Xceed, Inc.* ...................    (800)      (6,100)
                                              ----------
                                                (103,206)
                                              ----------
CONSTRUCTION & HOUSING--(0.9)%
   Snap-On, Inc. ..................    (400)     (12,325)
                                              ----------
CONSUMER DURABLES--(0.4)%
   AEP Industries, Inc.* ..........    (200)      (5,913)
                                              ----------
CONSUMER PRODUCTS & SERVICES--(1.9)%
   Blyth Industries, Inc. .........    (400)      (9,375)
   Coinstar, Inc.* ................    (300)      (3,450)
   MemberWorks, Inc.* .............    (200)      (5,625)
   Yankee Candle Co., Inc.* .......    (400)      (7,875)
                                              ----------
                                                 (26,325)
                                              ----------
DIVERSIFIED--(0.3)%
   Hillenbrand Industries, Inc. ...    (100)      (3,481)
                                              ----------

    The accompanying notes are an integral part of the financial statements.
                                       27

                         BOSTON PARTNERS FAMILY OF FUNDS
                             LONG/SHORT EQUITY FUND
                       FORMERLY THE "MARKET NEUTRAL FUND"
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2000

                                    NUMBER
                                   OF SHARES    VALUE
                                   ---------  ----------
ELECTRIC UTILITIES--(1.1)%
   Cleco Corp. ....................    (200)  $   (8,350)
   PPL  Corp. .....................    (200)      (6,700)
                                              ----------
                                                 (15,050)
                                              ----------
ELECTRONIC COMP. & INSTRUMENTS--(5.3)%
   ACT Manufacturing, Inc.* .......    (200)     (10,188)
   ESS Technology, Inc.* ..........    (400)      (6,925)
   Gentex Corp.* ..................    (300)      (7,763)
   Lernout & Hauspie Speech
     Products NV* .................    (300)      (8,756)
   Ramtron International Corp.* ...    (400)      (5,950)
   Signal Technology Corp.* .......    (300)      (5,700)
   SonoSite, Inc.* ................    (300)     (10,031)
   Symbol Technologies, Inc. ......    (100)      (4,138)
   Transwitch Corp.* ..............    (100)      (6,019)
   Universal Display Corp.* .......    (300)      (7,463)
                                              ----------
                                                 (72,933)
                                              ----------
ENVIRONMENTAL SERVICES--(0.8)%
   Environmental Technologies
     Corp.* .......................    (700)     (10,413)
                                              ----------
FINANCIAL SERVICES--(3.1)%
   ASTA Funding, Inc.* ............    (900)      (5,906)
   Charles Schwab Corp. (The) .....    (200)      (7,638)
   E-LOAN, Inc.* ..................    (400)      (1,388)
   National Discount Brokers Group,
     Inc.* ........................    (400)     (14,475)
   Nextcard, Inc.* ................    (900)      (7,397)
   Siebert Financial Corp. ........    (300)      (2,719)
   Stockwalk.com Group, Inc.* .....    (600)      (3,300)
                                              ----------
                                                 (42,823)
                                              ----------
FOOD & BEVERAGE--(5.1)%
   Beringer Wine Estates Holdings,
     Inc., Class B* ...............    (200)     (11,063)
   Brown-Forman Corp., Class B ....    (200)     (10,600)
   Dreyer's Grand Ice Cream, Inc. .    (400)      (8,306)
   Glacier Water Services, Inc.* ..    (300)      (3,525)
   Hain Celestial Group, Inc.* ....    (200)      (6,250)
   Robert Mondavi (The) Corp.* ....    (300)     (12,300)

                                    NUMBER
                                   OF SHARES    VALUE
                                   ---------  ----------
FOOD & BEVERAGE--(CONTINUED)
   Spigadoro, Inc.* ...............    (600)  $   (1,463)
   United Natural Foods, Inc.* ....    (400)      (6,050)
   Wm. Wrigley Jr. Co. ............    (150)     (11,109)
                                              ----------
                                                 (70,666)
                                              ----------
GAMBLING--(0.8)%
   CCA Companies, Inc.* ...........    (600)        (169)
   Dover Downs Entertainment, Inc.     (400)      (4,025)
   MGM Mirage, Inc. ...............    (200)      (6,875)
                                              ----------
                                                 (11,069)
                                              ----------
HAZARDOUS WASTE DISPOSAL--(0.4)%
   Rexx Environmental Corp.* ......    (800)      (5,350)
                                              ----------
HEALTH & PERSONAL CARE--(0.6)%
   Estee Lauder Companies, Inc.,
     Class A ......................    (100)      (4,094)
   French Fragrances, Inc.* .......    (500)      (3,563)
                                              ----------
                                                  (7,657)
                                              ----------
INSURANCE--(0.5)%
   Progressive Corp. (The) ........    (100)      (7,581)
                                              ----------
INTERNET--(3.6)%
   Alloy Online, Inc.* ............  (1,200)     (10,575)
   Autobytel.com, Inc.* ...........    (300)      (1,519)
   Autoweb.com, Inc.* .............    (400)        (688)
   DigitalThink, Inc.* ............    (200)      (6,813)
   HeadHunter.NET, Inc.* ..........    (700)      (4,200)
   Internet America, Inc.* ........    (700)      (2,625)
   iVillage, Inc.* ................    (100)        (669)
   LivePerson, Inc.* ..............  (1,100)      (7,150)
   MyPoints.com, Inc.* ............    (200)      (2,725)
   netGuru, Inc.* .................    (300)      (5,363)
   quepasa.com, Inc.* .............    (800)        (950)
   Sunhawk.com Corp.* .............    (400)      (6,300)
                                              ----------
                                                 (49,577)
                                              ----------

    The accompanying notes are an integral part of the financial statements.
                                       28

                         BOSTON PARTNERS FAMILY OF FUNDS
                             LONG/SHORT EQUITY FUND
                       FORMERLY THE "MARKET NEUTRAL FUND"
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2000

                                    NUMBER
                                   OF SHARES    VALUE
                                   ---------  ----------
MACHINERY & ENGINEERING--(1.7)%
   Astec Industries, Inc.* ........    (500)  $   (9,813)
   Briggs & Stratton Corp. ........    (200)      (8,650)
   Johnson Controls, Inc. .........    (100)      (5,344)
                                              ----------
                                                 (23,807)
                                              ----------
MANUFACTURING--(1.0)%
   American Woodmark Corp. ........    (200)      (4,638)
   Falcon Products, Inc. ..........    (400)      (3,900)
   Valspar Corp. ..................    (200)      (5,900)
                                              ----------
                                                 (14,438)
                                              ----------
MEDICAL EQUIPMENT--(2.9)%
   Aspect Medical Systems, Inc.* ..    (400)      (7,700)
   Biacore International AB ADR* ..    (200)      (5,950)
   DiaSys Corp.* ..................    (500)      (4,531)
   Hycor Biomedical, Inc.* ........    (600)      (4,125)
   LabOne, Inc.* ..................     (24)        (194)
   Med-Design Corp. (The)* ........    (500)      (7,750)
   Schick Technologies, Inc.* .....    (300)        (450)
   Stryker Corp. ..................    (100)      (4,481)
   Virbac Corp.* ..................  (1,500)      (5,438)
                                              ----------
                                                 (40,619)
                                              ----------
MEDICAL SUPPLIES--(1.7)%
   Frensenuis Medical Care AG ADR .    (500)     (14,594)
   Patterson Dental Co.* ..........    (400)      (9,500)
                                              ----------
                                                 (24,094)
                                              ----------
METALS & MINING--(0.5)%
   Precision Castparts Corp. ......    (100)      (7,600)
                                              ----------
OIL SERVICES--(0.6)%
   Eagle Geophysical, Inc.* .......     (25)          --
   NUI Corp. ......................    (300)      (9,019)
                                              ----------
                                                  (9,019)
                                              ----------
PAPER & FORESTRY PRODUCTS--(1.1)%
   Chesapeake Corp. ...............    (300)      (7,163)
   Westvaco Corp. .................    (300)      (8,212)
                                              ----------
                                                 (15,375)
                                              ----------

                                    NUMBER
                                   OF SHARES    VALUE
                                   ---------  ----------
PHARMACEUTICALS--(0.7)%
   Accredo Health, Inc.* ..........    (200)  $   (8,662)
   CEL-SCI Corp.* .................    (100)        (300)
   Ergo Science Corp.* ............  (1,000)      (1,031)
   Shaman Pharmaceuticals, Inc.* ..      (1)          --
                                              ----------
                                                  (9,993)
                                              ----------
RADIO & TELEVISION MEDIA--(0.4)%
   Cox Radio, Inc., Class A* ......    (300)      (6,244)
                                              ----------
REAL ESTATE--(2.9)%
   Alexandria Real Estate
     Equities, Inc. ...............    (300)     (10,500)
   CenterPoint Properties Corp. ...    (300)     (13,144)
   Federal Realty Investment Trust     (300)      (6,000)
   Vornado Realty Trust ...........    (300)     (11,100)
                                              ----------
                                                 (40,744)
                                              ----------
RECREATION--(1.0)%
   Bally Total Fitness Holding Corp.*  (400)      (9,875)
   Direct Focus, Inc.* ............    (150)      (4,491)
                                              ----------
                                                 (14,366)
                                              ----------
RESTAURANTS, HOTELS & CASINOS--(4.3)%
   Cheesecake Factory, Inc. (The)*     (300)     (10,819)
   Darden Restaurants, Inc. .......    (400)      (7,075)
   Frisch's Restaurants, Inc. .....    (300)      (3,450)
   Garden Fresh Restaurant Corp.* .    (200)      (2,500)
   O'Charley's, Inc.* .............    (400)      (5,100)
   Papa John's International, Inc.*    (300)      (6,787)
   P.F. Chang's China Bistro, Inc.*    (500)     (14,969)
   Uno Restaurant Corp.* ..........    (330)      (3,197)
   Vail Resorts, Inc.* ............    (300)      (5,512)
                                              ----------
                                                 (59,409)
                                              ----------

    The accompanying notes are an integral part of the financial statements.
                                       29

                         BOSTON PARTNERS FAMILY OF FUNDS
                             LONG/SHORT EQUITY FUND
                       FORMERLY THE "MARKET NEUTRAL FUND"
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                                 AUGUST 31, 2000

                                    NUMBER
                                   OF SHARES    VALUE
                                   ---------  ----------
RETAIL --(7.0)%
   1-800 CONTACTS, Inc.* ..........    (100)  $   (4,019)
   99 Cents Only Stores* ..........    (200)      (8,987)
   Amazon.com, Inc.* ..............    (300)     (12,450)
   AutoZone, Inc.* ................    (300)      (6,750)
   Chico's FAS, Inc.* .............    (300)     (11,700)
   Claire's Stores, Inc. ..........    (300)      (5,906)
   Cost-U-Less, Inc.* .............    (500)        (812)
   Factory 2-U Store, Inc.* .......    (200)      (6,912)
   GenesisIntermedia.com, Inc.* ...    (400)      (6,350)
   Party City Corp.* ..............  (1,700)      (5,445)
   Rent-Way, Inc.* ................    (200)      (4,900)
   Ritchie Bros Auctioneers, Inc.*     (100)      (2,025)
   Sound Advice, Inc.* ............    (600)      (4,950)
   Starbucks Corp.* ...............    (300)     (10,987)
   Styleclick, Inc., Class A* .....    (500)      (5,500)
                                              ----------
                                                 (97,693)
                                              ----------
STEEL--(0.7)%
   Reliance Steel & Aluminum Co. ..    (200)      (4,125)
   Valmont Industries, Inc. .......    (300)      (5,681)
                                              ----------
                                                  (9,806)
                                              ----------
TELECOMMUNICATIONS & EQUIPMENT--(4.7)%
   Inet Technologies, Inc.* .......    (200)      (8,075)
   General Magic, Inc.* ...........  (1,100)      (7,734)
   McLeodUSA, Inc.* ...............    (400)      (6,325)
   Plantronics, Inc.* .............    (100)      (4,994)
   RMH Teleservices, Inc.* ........    (300)      (7,200)
   StarMedia Network, Inc.* .......    (600)      (5,100)
   Telxon Corp.* ..................    (200)      (3,950)
   Wire One Technologies, Inc.* ...  (1,300)     (10,075)
   World Access, Inc.* ............    (500)      (4,531)
   Zomax, Inc.* ...................    (400)      (7,764)
                                              ----------
                                                 (65,748)
                                              ----------

                                    NUMBER
                                   OF SHARES    VALUE
                                   ---------  ----------
TEXTILES & APPAREL--(1.7)%
   Mohawk Industries, Inc.* .......    (300)  $   (7,125)
   The Timberland Co.* ............    (400)     (16,300)
                                              ----------
                                                 (23,425)
                                              ----------
TRAVEL SERVICES--(0.5)%
   Hotel Reservations Network,
     Inc., Class A* ...............    (200)      (7,037)
                                              ----------
     TOTAL SECURITIES SOLD SHORT
       (Proceeds $1,126,695) ......           (1,069,572)
                                              ----------
NET INVESTMENTS IN
   SECURITIES--20.9%
   (Cost $108,420) ................             290,604
                                              ----------
OTHER ASSESTS IN EXCESS OF
   LIABILTIES--79.1% ..............            1,099,497
                                              ----------
NET ASSETS--100.0% ................           $1,390,101
                                              ==========
------------
* Non-income producing.
ADR-- American Depository Receipt.


    The accompanying notes are an integral part of the financial statements.
                                       30

                         BOSTON PARTNERS FAMILY OF FUNDS
                                    BOND FUND
                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31, 2000

                                    NUMBER
                                   OF SHARES    VALUE
                                   ---------  ----------
PREFERRED STOCK--5.0%
INDUSTRIAL GOODS & MATERIALS--1.1%
   Amcor Ltd. (Australia)
     7.25% 11/19/06 ...............   2,500   $   94,375
                                              ----------
REAL ESTATE (REIT)--3.9%
   Crescent Real Estate
     6.75% 12/31/49 ...............   6,600      107,250
   Equity Office Properties Trust
     Series B
     5.25% 02/15/08 ...............   1,900       82,888
   Equity Residential Properties
     Series G
     7.25% 12/31/49 ...............   3,500       80,281
   Reckson Associates Realty Series A
     7.625% 12/31/49 ..............   3,500       80,281
                                              ----------
                                                 350,700
                                              ----------
     TOTAL PREFERRED STOCK
       (Cost $535,883)                           445,075
                                              ----------
                                       PAR
                                      (000)
                                      -----
CORPORATE BONDS--31.1%
BANKS & SAVINGS & LOANS--4.6%
   BankBoston NA Subordinated Notes
     (A2, A)
     7.375% 09/15/06 ..............    $ 10        9,895
   Capital One Bank Senior Notes
     (Baa2, BBB-)
     6.150% 06/01/01 ..............      20       19,831
   Korea Development Bank Notes
     (Baa2, BBB)
     7.900% 02/01/02 ..............     100      100,354
   Old Kent Bank Subordinated Notes
     (N/A, A-)
     6.625% 11/15/05 ..............     110      105,816
   Sovereign Bancorp. Subordinated
     Notes (N/R, BB-)
     8.000% 03/15/03 ..............     100       96,036
   Sovereign Capital Trust I Company
     Guarantee Notes (B1, B)
     9.000% 04/01/27 ..............     100       72,500
                                              ----------
                                                 404,432
                                              ----------

                                       PAR
                                      (000)     VALUE
                                      -----   ----------
CABLE--0.2%
   Adelphia Communications Corp.
     Senior Notes Series B (B2, B+)
     9.250% 10/01/02 ..............    $ 15    $  15,000
                                              ----------
CHEMICALS--0.9%
   Lyondell Chemical Co. Secured Notes
     Series A (Ba3, BB)
     9.625% 05/01/07 ..............      50       50,938
   Union Carbide Corp. Notes
     (Baa2, BBB)
     6.250% 06/15/03 ..............      25       24,523
                                              ----------
                                                  75,461
                                              ----------
ENERGY--2.5%
   CMS Energy Corp. Senior Notes
     (Ba3, BB)
     8.125% 05/15/02 ..............      25       24,833
   Consumers Energy Co. First Mortgage
     (Baa3, BBB+)
     6.375% 09/15/03 ..............     100       96,409
   Texas-New Mexico Power
     Senior Notes (Baa3, BBB)
     6.250% 01/15/09 ..............      25       22,109
   Tosco Corp. First Mortgage Notes
     (Baa1, BBB)
     8.250% 05/15/03 ..............      25       25,604
   Union Oil Co. of California Notes
     (Baa1, BBB+)
     6.500% 05/01/08 ..............      30       27,970
   Union Texas Petroleum Senior
     Notes (Aa2, AA+)
     8.375% 03/15/05 ..............      20       21,004
                                              ----------
                                                 217,929
                                              ----------
FINANCIAL SERVICES--3.5%
   Equitable Companies Senior Notes
     (A2, A+)
     9.000% 12/15/04 ..............      80       84,423
   Ford Motor Credit Corp. Notes
     (A2, A)
     6.700% 07/16/04 ..............      50       48,799

    The accompanying notes are an integral part of the financial statements.
                                       31

                         BOSTON PARTNERS FAMILY OF FUNDS
                                    BOND FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2000

                                       PAR
                                      (000)     VALUE
                                      -----   ----------
FINANCIAL SERVICES--(CONTINUED)
   Limestone Electron Trust Senior
     Notes Series 144A (Baa3, BBB-)
     8.625% 03/15/03 ..............    $ 25   $   25,379
   Security Capital U.S. Realty Bonds
     Series 144A (Baa3, BBB-)
     2.000% 05/22/03 ..............     170      134,725
   Sprint Spectrum L.P. Senior
     Discount Notes (Baa2, BBB+)
     8.170%* 08/15/06 .............      20       19,576
                                              ----------
                                                 312,902
                                              ----------
GAS UTILITIES--0.8%
   KN Energy, Inc. Senior Notes
     (Baa2, BBB-)
     6.450% 11/30/01 ..............      75       74,077
                                              ----------
HEALTH CARE--2.1%
   Tenet Healthcare Corp.
     Senior Notes (Ba1, BB+)
     8.625% 12/01/03 ..............      75       75,209
   Total Renal Care Holdings (B3, B-)
     5.625% 07/15/06 ..............     165      112,200
                                              ----------
                                                 187,409
                                              ----------
INDUSTRIAL GOODS & MATERIALS--4.6%
   Adaptec, Inc. (B1, B+)
     4.750% 02/01/04 ..............      80       69,400
   Browning-Ferris Industries, Inc.
     Senior Notes (Ba3, BB-)
     6.375% 01/15/08 ..............      25       20,672
   Unisys Corp. Senior Notes
     (Ba1, BB+)
     11.750% 10/15/04 .............     200      212,000
   USG Corp. Series B Senior Notes
     (Baa1, BBB+)
     9.250% 09/15/01 ..............     105      106,444
                                              ----------
                                                 408,516
                                              ----------

                                       PAR
                                      (000)     VALUE
                                      -----   ----------
OIL & GAS EXPLORATION--0.2%
   Occidental Petroleum Corp.
     Senior Notes (Baa3, BBB-)
     6.750% 11/15/02 ..............    $ 20   $   19,803
                                              ----------
RADIO & TELEVISION MEDIA--2.1%
   Chancellor Media Corp. Series B
     Company Guarantee Notes (B1, B)
     8.750% 06/15/07 ..............      25       25,625
   CSC Holdings, Inc. Senior Notes
     (Ba1, BB+)
     7.875% 12/15/07 ..............      50       49,284
   CSC Holdings, Inc. Senior
     Subordinate Debentures (Ba3, BB-)
     9.875% 02/15/13 ..............      10       10,225
   Jones Intercable, Inc. Senior Notes
     (Baa2, BBB)
     9.625% 03/15/02 ..............     100      102,750
                                              ----------
                                                 187,884
                                              ----------
RETAIL TRADE--0.8%
   Federated Department Stores, Inc.
     Senior Notes (Baa1, BBB+)
     8.125% 10/15/02 ..............      25       25,193
   Safeway, Inc. Notes (Baa2, BBB)
     6.050% 11/15/03 ..............      50       48,060
                                              ----------
                                                  73,253
                                              ----------
SOVEREIGN GOVERNMENT BONDS--4.1%
   Argentina (Republic Of)
     Bonds Series C (BBB)
     8.270%* 10/15/01 .............      50       45,625
   Panama (Republic Of) Notes
     Series 144A (Ba1, BB+)
     7.875% 02/13/02 ..............     300      297,150
   United Mexican States Bonds
     (Baa3, BB+)
     8.625% 03/12/08 ..............      25       25,063
                                              ----------
                                                 367,838
                                              ----------

    The accompanying notes are an integral part of the financial statements.
                                       32

                         BOSTON PARTNERS FAMILY OF FUNDS
                                    BOND FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2000

                                       PAR
                                      (000)     VALUE
                                      -----   ----------
TELECOMMUNICATIONS--3.9%
   CCPR Services, Inc. Company
     Guarantee Notes (B2, B)
     10.000% 02/01/07 .............   $  35   $   36,575
   Global Crossing Holdings Ltd.
     Company Guarantee Notes (Ba2, BB)
     9.625% 05/15/08 ..............      50       50,625
   LCI International, Inc.
     Senior Notes (Baa1, BBB+)
     7.250% 06/15/07 ..............      80       77,864
   MetroNet Communications Corp.
     Senior Discount Notes (Baa3, BBB)
     8.220%* 06/15/08 .............      45       37,013
   US Cellular Corp. Notes (A3, A-)
     7.250% 08/15/07 ..............      75       72,892
   Worldcom, Inc. Senior Notes (A3, A-)
     6.125% 08/15/01 ..............      25       24,780
     6.950% 08/15/06 ..............      50       49,079
                                              ----------
                                                 348,828
                                              ----------
TRANSPORTATION--0.8%
   CSX Corp. Notes (Baa2, BBB)
     6.250% 10/15/08 ..............      50       45,358
   Union Pacific Co. Debentures
     (Baa3, BBB-)
     9.625% 12/15/02 ..............      25       26,234
                                              ----------
                                                  71,592
                                              ----------
     TOTAL CORPORATE BONDS
       (Cost $2,889,125) ..........            2,764,924
                                              ----------
AGENCY OBLIGATIONS--38.6%
AGENCY DEBENTURES--0.3%
   FHLMC (Aaa, N/A)
     5.750% 04/15/08 ..............      25       23,394
                                              ----------

                                       PAR
                                      (000)     VALUE
                                      -----   ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION--7.7%
   FNMA 190945
     6.000% 05/01/24 ..............  $  338   $  314,104
   FNMA 281054
     6.500% 04/01/24 ..............     320      306,276
   FNMA 252925
     7.500% 12/01/29 ..............      72       71,420
                                              ----------
                                                 691,800
                                              ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--30.6%
   GNMA 354662
     6.500% 09/15/08 ..............      73       71,233
   GNMA 780303
     6.500% 02/15/09 ..............     204      200,500
   GNMA 407234
     6.500% 01/15/13 ..............      70       68,606
   GNMA 457737
     6.500% 03/15/13 ..............      93       91,036
   GNMA 469128
     6.500% 02/15/28 ..............     360      345,800
   GNMA 447928
     6.500% 05/15/28 ..............      34       32,970
   GNMA 473797
     6.500% 06/15/28 ..............      27       26,268
   GNMA 468090
     6.500% 07/15/28 ..............      31       30,189
   GNMA 482119
     6.500% 08/15/28 ..............      88       84,786
   GNMA 376528
     7.000% 05/15/09 ..............     156      155,104
   GNMA 454925
     7.000% 12/15/12 ..............     202      201,659
   GNMA 780921
     7.000% 11/15/13 ..............     120      119,847
   GNMA 366816
     7.000% 06/15/24 ..............      91       89,262

    The accompanying notes are an integral part of the financial statements.
                                       33

                         BOSTON PARTNERS FAMILY OF FUNDS
                                    BOND FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                                 AUGUST 31, 2000

                                       PAR
                                      (000)     VALUE
                                      -----   ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--(CONTINUED)
   GNMA 452645
     7.000% 11/15/27 ..............    $ 44   $   43,542
   GNMA 450446
     7.000% 12/15/27 ..............      46       45,670
   GNMA 372475
     7.000% 01/15/28 ..............     298      292,667
   GNMA 469129
     7.000% 02/15/28 ..............      65       63,834
   GNMA 461450
     7.000% 04/15/28 ..............      59       57,884
   GNMA 780859
     7.500% 09/15/13 ..............      19       19,153
   GNMA 780498
     7.500% 01/15/27 ..............      75       75,371
   GNMA 449474
     7.500% 09/15/27 ..............      62       61,783
   GNMA 453892
     7.500% 11/15/27 ..............     234      233,738
   GNMA 780687
     8.000% 12/15/12 ..............     220      224,759
   GNMA 442120
     8.000% 11/15/26 ..............      84       85,279
                                              ----------
                                               2,720,940
                                              ----------
     TOTAL AGENCY OBLIGATIONS
       (Cost $3,531,372)                       3,436,134
                                              ----------
ASSET BACKED SECURITIES--1.2%
   Illinois Power Special Purpose Trust
     Series 1998-1 Class A6 (Aaa, AAA)
     5.540% 06/25/09 ..............      50       46,630
   MBNA Master Credit Card Trust
     Series 1995-C Class A (Aaa, AAA)
     6.450% 02/15/08 ..............      60       58,863
                                              ----------
     TOTAL ASSET BACKED SECURITIES
       (Cost $111,168) ............              105,493
                                              ----------

                                       PAR
                                      (000)     VALUE
                                      -----   ----------
U.S. TREASURY OBLIGATIONS--21.9%
U.S. TREASURY BONDS--18.7%
   U.S. TREASURY BONDS
     5.625% 05/15/08 ..............    $355   $  348,122
     7.125% 02/15/23 ..............     830      952,425
     7.250% 05/15/16 ..............     325      367,352
                                              ----------
                                               1,667,899
                                              ----------
U.S. TREASURY INFLATION PROTECTION SECURITY--1.7%
   U.S. Treasury Inflation Protection
     Security
     3.625% 01/15/08 ..............     140      145,458
                                              ----------
U.S. TREASURY STRIP--1.5%
   U.S. Treasury Strip
     6.120%* 11/15/21 .............     455      132,605
                                              ----------
     TOTAL U.S. TREASURY OBLIGATIONS
       (Cost $1,926,826) ..........            1,945,962
                                              ----------
SHORT-TERM INVESTMENT--1.8%
   Wilmington Fund Cash Sweep
     6.230% 09/01/00 ..............     163      162,949
                                              ----------
     TOTAL SHORT-TERM INVESTMENT
       (Cost $162,949) ............              162,949
                                              ----------
TOTAL INVESTMENTS--99.6%
   (Cost $9,157,323) ..............            8,860,537
                                              ----------
OTHER ASSETS IN EXCESS
   OF LIABILITIES--0.4% ...........               37,725
                                              ----------
NET ASSETS--100.0% ................           $8,898,262
                                              ==========

-------------------
* The rate shown represents yield to maturity on zero coupon bonds.
FHLMC-- Federal Home Loan Mortgage Corporation.
REIT-- Real Estate Investment Trust.
The Moody's   Investor  Service,  Inc. and Standard  and Poor's  Ratings Group's
ratings indicated are the most recent ratings available at August 31, 2000 (Unaudited).

    The accompanying notes are an integral part of the financial statements.
                                       34

                         BOSTON PARTNERS FAMILY OF FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                                 AUGUST 31, 2000

                                                    LARGE CAP      MID CAP        SMALL CAP     LONG/SHORT
                                                   VALUE FUND    VALUE FUND    VALUE FUND II*  EQUITY FUND**   BOND FUND
                                                  -----------   ------------   --------------  -------------   ---------
ASSETS
   Investments, at value (cost-- $38,477,566,
     $154,197,252, $2,105,706, $1,235,115, and
     $9,157,323, respectively) ...............    $41,626,938   $161,248,958     $2,374,005     $1,360,176     $8,860,537
                                                  -----------   ------------     ----------     ----------     ----------
   Receivable from Investment Adviser ........             --             --         11,698          8,777             --
   Deposits with brokers and custodian bank for
     securities sold short ...................             --             --             --      1,103,460             --
   Receivable for investments sold ...........        192,231      1,886,419         31,731        121,749             --
   Receivable for fund shares sold ...........          2,570             --             --             --             --
   Dividends and interest receivable .........         84,809        183,135          1,375          4,619         94,384
                                                  -----------   ------------     ----------     ----------     ----------
     Total assets ............................     41,906,548    163,318,512      2,418,809      2,598,781      8,954,921
                                                  -----------   ------------     ----------     ----------     ----------
LIABILITIES
   Payable for investments purchased .........        519,280      8,572,525         37,757        114,391             --
   Securities sold-short (proceeds $1,126,695)             --             --             --      1,069,572             --
   Payable for fund shares redeemed ..........         28,279             --             --             --             --
   Accrued expenses and other liabilities ....         47,850        120,305         33,381         24,184         56,659
   Payable for dividends on securities sold-short          --             --             --            533             --
                                                  -----------   ------------     ----------     ----------     ----------
     Total liabilities .......................        595,409      8,692,830         71,138      1,208,680         56,659
                                                  -----------   ------------     ----------     ----------     ----------
NET ASSETS
   Capital stock, $0.001 par value ...........          3,221         13,266            206            131            938
   Paid-in capital ...........................     37,276,600    151,563,291      2,041,017      1,288,439      9,743,700
   Undistributed net investment income .......        430,575        761,936             --          8,599          7,172
   Accumulated net realized gain/(loss)
     from investments ........................        451,371     (4,764,517)        38,149        (89,252)      (556,762)
   Net unrealized appreciation/(depreciation)
     on investments ..........................      3,149,372      7,051,706        268,299        182,184       (296,786)
                                                  -----------   ------------     ----------     ----------     ----------
     Net assets ..............................    $41,311,139   $154,625,682     $2,347,671     $1,390,101     $8,898,262
                                                  ===========   ============     ==========     ==========     ==========
INSTITUTIONAL CLASS
   Net assets ................................    $39,896,992   $152,696,434     $1,965,355     $1,080,013     $8,727,890
                                                  -----------   ------------     ----------     ----------     ----------
   Shares outstanding ........................      3,111,930     13,099,113        172,609        102,152        919,949
                                                  -----------   ------------     ----------     ----------     ----------
   Net asset value, offering and redemption
     price per share. ........................         $12.82         $11.66         $11.39         $10.57          $9.49
                                                  ===========   ============     ==========     ==========     ==========
INVESTOR CLASS
   Net assets ................................    $ 1,414,147    $ 1,929,248     $  382,316     $  310,088     $  170,372
                                                  -----------   ------------     ----------     ----------     ----------
   Shares outstanding ........................        108,590        167,029         33,667         29,323         17,835
                                                  -----------   ------------     ----------     ----------     ----------
   Net asset value, offering and redemption
     price per share .........................         $13.02         $11.55         $11.36         $10.57          $9.55
                                                  ===========   ============     ==========     ==========     ==========

--------------
 *Formerly known as Micro Cap Value Fund.
**Formerly known as Market Neutral Fund.

    The accompanying notes are an integral part of the financial statements.
                                       35

                         BOSTON PARTNERS FAMILY OF FUNDS
                            STATEMENTS OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 2000

                                                LARGE CAP        MID CAP      SMALL CAP     LONG/SHORT
                                               VALUE FUND      VALUE FUND  VALUE FUND II*  EQUITY FUND**   BOND FUND
                                               ----------      ----------  --------------  -------------   ---------
INVESTMENT INCOME
   Dividends ..............................    $  851,600      $2,165,429     $ 21,272       $ 12,055       $ 57,037
   Interest ...............................        52,138         186,963        1,956         38,005        736,309
                                               ----------      ----------     --------       --------       --------
                                                  903,738       2,352,392       23,228         50,060        793,346
                                               ----------      ----------     --------       --------       --------
EXPENSES
   Advisory fees ..........................       352,318       1,231,444       21,160         26,019         43,368
   Administration fees ....................        75,000         192,413       75,000         75,000         75,000
   Administrative services fees ...........        68,280         227,754        2,117          1,369         16,002
   Transfer agent fees and expenses .......        75,497          79,342       74,487         72,669         75,049
   Custodian fees and expenses ............        28,776          42,680       17,520         36,717         15,940
   Printing ...............................        29,514          68,875       20,000          9,708         17,640
   Federal and state registration fees ....        25,500          18,062       19,829         18,542          1,662
   Audit and legal fees ...................         6,163          34,146        5,182          4,377          5,228
   Distribution fees ......................         3,636           5,236          703            605            434
   Directors ..............................         4,552           9,493          144             88            142
   Insurance ..............................           421             549          549            421            754
   Dividend expense .......................            --              --           --          4,138             --
   Other ..................................         5,017           5,918        4,510          3,095         14,876
                                               ----------      ----------     --------       --------       --------
     Total expenses before waivers and
       reimbursements .....................       674,674       1,915,912      241,201        252,748        266,095
     Less: waivers and reimbursements .....      (201,717)       (371,999)    (214,344)      (219,207)      (200,662)
                                               ----------      ----------     --------       --------       --------
     Total expenses after waivers and
       reimbursements .....................       472,957       1,543,913       26,857         33,541         65,433
                                               ----------      ----------     --------       --------       --------
   Net investment income/(loss) ...........       430,781         808,479       (3,629)        16,519        727,913
                                               ----------      ----------     --------       --------       --------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS
   Net realized gain/(loss) from investments      944,060      (3,737,165)     233,585         13,763       (416,718)
   Net change in unrealized appreciation
     on investments .......................     3,064,061       5,866,818      269,009        135,228        439,880
                                               ----------      ----------     --------       --------       --------
   Net realized and unrealized gain from
     investments ..........................     4,008,121       2,129,653      502,594        148,991         23,162
                                               ----------      ----------     --------       --------       --------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ........................    $4,438,902      $2,938,132     $498,965       $165,510       $751,075
                                               ==========      ==========     ========       ========       ========

-------------
 *Formerly known as Micro Cap Value Fund.
**Formerly known as Market Neutral Fund.

    The accompanying notes are an integral part of the financial statements.
                                       36

                         BOSTON PARTNERS FAMILY OF FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                           LARGE CAP VALUE FUND                MID CAP VALUE FUND
                                                      --------------------------------   --------------------------------
                                                          FOR THE          FOR THE           FOR THE          FOR THE
                                                        YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED
                                                      AUGUST 31, 2000  AUGUST 31, 1999   AUGUST 31, 2000  AUGUST 31, 1999
                                                      ---------------  ---------------   ---------------  ---------------
INCREASE IN NET ASSETS
   FROM OPERATIONS
   Net investment income .........................     $   430,781        $   439,153       $  808,479       $  219,893
   Net realized gain/(loss) from investments .....         944,060          1,980,807       (3,737,165)       2,802,409
   Net change in unrealized appreciation
     on investments ..............................       3,064,061         11,653,735        5,866,818       17,233,562
                                                       -----------        -----------       ----------       ----------
   Net increase in net assets resulting
     from operations .............................       4,438,902         14,073,695        2,938,132       20,255,864
                                                       -----------        -----------       ----------       ----------
LESS DIVIDEND AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net investment income Institutional shares ....        (437,974)          (274,092)        (221,577)         (90,185)
   Net investment income Investor shares .........          (1,520)           (20,133)              --               --
   Net realized capital gains Institutional shares      (2,897,847)          (727,345)      (2,085,782)          (2,283)
   Net realized capital gains Investor shares ....         (92,351)           (64,741)         (30,829)             (40)
                                                       -----------        -----------       ----------       ----------
   Total dividends and distributions to shareholders    (3,429,692)        (1,086,311)      (2,338,188)         (92,508)
                                                       -----------        -----------       ----------       ----------
INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM
   CAPITAL SHARE TRANSACTIONS (NOTE 4) ...........     (14,447,130)       (15,111,801)     (21,959,933)      86,425,931
                                                       -----------        -----------       ----------       ----------
   Total increase/(decrease) in net assets .......     (13,437,920)        (2,124,417)     (21,359,989)     106,589,287

NET ASSETS
   Beginning of period ...........................      54,749,059         56,873,476      175,985,671       69,396,384
                                                       -----------        -----------       ----------       ----------
   End of period .................................    $ 41,311,139       $ 54,749,059     $154,625,682     $175,985,671
                                                      ============       ============     ============     ============


    The accompanying notes are an integral part of the financial statements.
                                       37

                         BOSTON PARTNERS FAMILY OF FUNDS
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                         SMALL CAP VALUE FUND II*              LONG/SHORT EQUITY FUND**
                                                     --------------------------------  -------------------------------------
                                                        FOR THE           FOR THE          FOR THE         FOR THE PERIOD
                                                          YEAR             YEAR             YEAR        NOVEMBER 17, 1998***
                                                          ENDED            ENDED            ENDED              THROUGH
                                                     AUGUST 31, 2000  AUGUST 31, 1999  AUGUST 31, 2000     AUGUST 31, 1999
                                                     ---------------  ---------------  ---------------  --------------------
INCREASE/(DECREASE) IN NET ASSETS
   FROM OPERATIONS
   Net investment income/(loss) ..................       $ (3,629)       $ (3,105)        $  16,519           $   9,566
   Net realized gain/(loss) from investments              233,585        (158,505)           13,763            (103,015)
   Net change in unrealized appreciation/
     (depreciation) on investments ...............        269,009         352,523           135,228              46,956
                                                         --------        --------         ---------           ---------
   Net increase/(decrease) in net assets
     resulting from operations ...................        498,965         190,913           165,510             (46,493)
                                                         --------        --------         ---------           ---------

LESS DIVIDEND AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net investment income Institutional
     shares ......................................           (539)             --           (14,358)                 --
   Net investment income Investor shares .........             --              --            (3,128)                 --
   Net realized capital gains Institutional
     shares ......................................             --              --                --                  --
   Net realized capital gains Investor
     shares ......................................             --              --                --                  --
                                                         --------        --------         ---------           ---------
   Total dividends and distributions to
     shareholders ................................           (539)             --           (17,486)                 --
                                                         --------        --------         ---------           ---------
INCREASE/(DECREASE) IN NET ASSETS DERIVED
   FROM CAPITAL SHARE TRANSACTIONS (NOTE 4) ......        247,715         162,189            70,570           1,218,000
                                                         --------        --------         ---------           ---------
   Total increase/(decrease) in net assets .......        746,141         353,102           218,594           1,171,507

NET ASSETS
   Beginning of period ...........................      1,601,530       1,248,428         1,171,507                  --
                                                         --------        --------         ---------           ---------
   End of period .................................     $2,347,671      $1,601,530        $1,390,101          $1,171,507
                                                       ==========      ==========        ==========          ==========


                                                                  BOND FUND
                                                       --------------------------------
                                                           FOR THE          FOR THE
                                                            YEAR             YEAR
                                                            ENDED            ENDED
                                                       AUGUST 31, 2000  AUGUST 31, 1999
                                                       ---------------  ---------------

INCREASE/(DECREASE) IN NET ASSETS
   FROM OPERATIONS
   Net investment income/(loss) ..................      $  727,913      $  873,298
   Net realized gain/(loss) from investments .....        (416,718)       (113,950)
   Net change in unrealized appreciation/
     (depreciation) on investments ...............         439,880        (663,010)
                                                        ----------      ----------
   Net increase/(decrease) in net assets
     resulting from operations ...................         751,075          96,338
                                                        ----------      ----------

LESS DIVIDEND AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net investment income Institutional
     shares ......................................        (718,841)       (860,406)
   Net investment income Investor shares .........         (11,314)        (10,855)
   Net realized capital gains Institutional
     shares ......................................              --        (149,870)
   Net realized capital gains Investor
     shares ......................................              --          (2,120)
                                                        ----------      ----------
   Total dividends and distributions to
     shareholders ................................        (730,155)     (1,023,251)
                                                        ----------      ----------
INCREASE/(DECREASE) IN NET ASSETS DERIVED
   FROM CAPITAL SHARE TRANSACTIONS (NOTE 4) ......      (3,352,068)     (2,550,896)
                                                        ----------      ----------
   Total increase/(decrease) in net assets .......      (3,331,148)     (3,477,809)

NET ASSETS
   Beginning of period ...........................      12,229,410      15,707,219
                                                        ----------      ----------
   End of period .................................     $ 8,898,262     $12,229,410
                                                       ===========     ===========

---------------
*   Formerly known as Micro Cap Value Fund.
**  Formerly known as Market Neutral Fund.
*** Commencement of operations.

    The accompanying notes are an integral part of the financial statements.
                                      38-39

                         BOSTON PARTNERS FAMILY OF FUNDS
                              FINANCIAL HIGHLIGHTS



--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                              LARGE CAP VALUE FUND
                                                      -----------------------------------------------------------------------
                                                          FOR THE            FOR THE           FOR THE        FOR THE PERIOD
                                                           YEAR               YEAR              YEAR         JANUARY 2, 1997*
                                                           ENDED              ENDED             ENDED             THROUGH
                                                      AUGUST 31, 2000    AUGUST 31, 1999   AUGUST 31, 1998    AUGUST 31, 1997
                                                      ---------------    ---------------   ---------------   ----------------
                                                       INSTITUTIONAL      INSTITUTIONAL     INSTITUTIONAL      INSTITUTIONAL
                                                           CLASS              CLASS             CLASS              CLASS
                                                      ---------------    ---------------   ---------------   ----------------
PER SHARE OPERATING PERFORMANCE**
Net asset value, beginning of period ...............      $ 12.24            $  10.58          $  12.46          $  10.00
                                                          -------            --------          --------          --------
Net investment income(1) ...........................         0.14                0.05              0.12              0.05
Net realized and unrealized gain/(loss) on
   investments(2) ..................................         1.25                1.76             (1.31)             2.41
                                                          -------            --------          --------          --------
Net increase/(decrease) in net assets resulting from
   operations ......................................         1.39                1.81             (1.19)             2.46
                                                          -------            --------          --------          --------
Dividends to shareholders from
Net investment income ..............................        (0.11)              (0.04)            (0.08)               --
Net realized capital gains .........................        (0.70)              (0.11)            (0.61)               --
                                                          -------            --------          --------          --------
Total dividends and distributions to shareholders ..        (0.81)              (0.15)            (0.69)               --
                                                          -------            --------          --------          --------
Net asset value, end of period .....................      $ 12.82            $  12.24          $  10.58          $  12.46
                                                          =======            ========          ========          ========
Total investment return(3) .........................        11.99%              17.12%           (10.23%)           24.60%
                                                          =======            ========          ========          ========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ..........      $39,897            $ 53,112          $ 50,724          $ 24,603
Ratio of expenses to average net assets(1) .........         1.00%               1.00%             1.00%             1.00%(4)
Ratio of expenses to average net assets without
   waivers and expense reimbursements ..............         1.43%               1.30%             1.49%             2.64%(4)
Ratio of net investment income to average
   net assets(1) ...................................         0.92%               0.61%             0.87%             1.19%(4)
Portfolio turnover rate ............................       120.99%             156.16%           111.68%            67.16%

--------------
 *  Commencement of operations.
** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
(1) Reflects waivers and reimbursements.


                                                                               LARGE CAP VALUE FUND
                                                      ------------------------------------------------------------------------
                                                          FOR THE            FOR THE           FOR THE        FOR THE PERIOD
                                                           YEAR               YEAR              YEAR         JANUARY 16, 1997*
                                                           ENDED              ENDED             ENDED             THROUGH
                                                      AUGUST 31, 2000    AUGUST 31, 1999   AUGUST 31, 1998    AUGUST 31, 1997
                                                      ---------------    ---------------   ---------------   -----------------
                                                         INVESTOR           INVESTOR          INVESTOR           INVESTOR
                                                           CLASS              CLASS             CLASS              CLASS
                                                      ---------------    ---------------   ---------------   -----------------
PER SHARE OPERATING PERFORMANCE**
Net asset value, beginning of period ...............      $  12.36           $  10.70         $  12.45            $  10.20
                                                          --------           --------         --------            --------
Net investment income(1) ...........................          0.10               0.15             0.06                0.02
Net realized and unrealized gain/(loss) on
   investments(2) ..................................          1.27               1.65            (1.27)               2.23
                                                          --------           --------         --------            --------
Net increase/(decrease) in net assets resulting from
   operations ......................................          1.37               1.80            (1.21)               2.25
                                                          --------           --------         --------            --------
Dividends to shareholders from
Net investment income ..............................         (0.01)             (0.03)           (0.06)                 --
Net realized capital gains .........................         (0.70)             (0.11)           (0.48)                 --
                                                          --------           --------         --------            --------
Total dividends and distributions to shareholders ..         (0.71)             (0.14)           (0.54)                 --
                                                          --------           --------         --------            --------
Net asset value, end of period .....................      $  13.02           $  12.36         $  10.70            $  12.45
                                                          ========           ========         ========            ========
Total investment return(3) .........................         11.67%             16.86%          (10.28%)             22.06%
                                                          ========           ========         ========            ========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ..........      $  1,414           $  1,637         $  6,150            $    683
Ratio of expenses to average net assets(1) .........          1.22%              1.25%            1.19%               1.11%(4)
Ratio of expenses to average net assets without
   waivers and expense reimbursements ..............          1.53%              1.55%            1.74%               3.05%(4)
Ratio of net investment income to average
   net assets(1) ...................................          0.70%              0.36%            0.68%               0.91%(4)
Portfolio turnover rate ............................        120.99%            156.16%          111.68%              67.16%

(2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the period.
(3) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and will include reinvestments of dividends and distributions, if any. Total return is not annualized.
(4) Annualized.

    The accompanying notes are an integral part of the financial statements.
                                      40-41

                         BOSTON PARTNERS FAMILY OF FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                               MID CAP VALUE FUND
                                                      -----------------------------------------------------------------------
                                                          FOR THE            FOR THE           FOR THE        FOR THE PERIOD
                                                           YEAR               YEAR              YEAR           JUNE 2, 1997*
                                                           ENDED              ENDED             ENDED             THROUGH
                                                      AUGUST 31, 2000    AUGUST 31, 1999   AUGUST 31, 1998    AUGUST 31, 1997
                                                      ---------------    ---------------   ---------------    ---------------
                                                       INSTITUTIONAL      INSTITUTIONAL     INSTITUTIONAL      INSTITUTIONAL
                                                           CLASS              CLASS             CLASS              CLASS
                                                      ---------------    ---------------   ---------------    ---------------
PER SHARE OPERATING PERFORMANCE**
Net asset value, beginning of period ...............      $ 11.47              $ 9.48           $ 11.01            $10.00
                                                          -------             -------            ------            ------
Net investment income/(loss)(1) ....................         0.06                0.02              0.01              0.01
Net realized and unrealized gain/(loss) on
   investments(2) ..................................         0.29                1.98             (1.39)             1.00
                                                          -------             -------            ------            ------
Net increase/(decrease) in net assets resulting
   from operations .................................         0.35                2.00             (1.38)             1.01
                                                          -------             -------            ------            ------
Dividends to shareholders from:
Net investment income ..............................        (0.02)              (0.01)            (0.01)               --
Net realized capital gains .........................        (0.14)                 --             (0.14)               --
                                                          -------             -------            ------            ------
Total dividends and distributions to shareholders ..        (0.16)              (0.01)            (0.15)               --
                                                          -------             -------            ------            ------
Net asset value, end of period .....................      $ 11.66             $ 11.47            $ 9.48            $11.01
                                                          =======             =======            ======            ======
Total investment return(3) .........................         3.21%              21.08%           (12.73%)           10.10%
                                                          =======             =======            ======            ======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ..........     $152,696            $173,224           $67,568            $3,750
Ratio of expenses to average net assets(1) .........         1.00%               1.00%             1.00%             1.00%(4)
Ratio of expenses to average net assets without
   waivers and expense reimbursements ..............         1.24%               1.25%             1.57%            12.37%(4)
Ratio of net investment income to average
   net assets(1) ...................................         0.53%               0.17%             0.13%             1.08%(4)
Portfolio turnover rate ............................       206.65%             200.09%           167.86%            21.80%

--------------
*   Commencement of operations.
**  Calculated  based on  shares  outstanding  on the  first and last day of the respective periods, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions. (1) Reflects waivers and reimbursements.

                                                                                MID CAP VALUE FUND
                                                      ------------------------------------------------------------------------
                                                           FOR THE            FOR THE           FOR THE        FOR THE PERIOD
                                                            YEAR               YEAR              YEAR           JUNE 2, 1997*
                                                            ENDED              ENDED             ENDED             THROUGH
                                                       AUGUST 31, 2000    AUGUST 31, 1999   AUGUST 31, 1998    AUGUST 31, 1997
                                                       ---------------    ---------------   ---------------    ---------------
                                                          INVESTOR           INVESTOR          INVESTOR           INVESTOR
                                                            CLASS              CLASS             CLASS              CLASS
                                                       ---------------    ---------------   ---------------    ---------------
PER SHARE OPERATING PERFORMANCE**
Net asset value, beginning of period ...............         $11.38             $ 9.42           $11.01              $10.00
                                                             ------             ------           ------              ------
Net investment income/(loss)(1) ....................           0.03              (0.01)            0.01                0.01
Net realized and unrealized gain/(loss) on
   investments(2) ..................................           0.28               1.97            (1.38)               1.00
                                                             ------             ------           ------              ------
Net increase/(decrease) in net assets resulting
   from operations .................................           0.31               1.96            (1.37)               1.01
                                                             ------             ------           ------              ------
Dividends to shareholders from:
Net investment income ..............................             --                 --            (0.01)                 --
Net realized capital gains .........................          (0.14)                --            (0.21)                 --
                                                             ------             ------           ------              ------
Total dividends and distributions to shareholders ..          (0.14)                --            (0.22)                 --
                                                             ------             ------           ------              ------
Net asset value, end of period .....................         $11.55             $11.38           $ 9.42              $11.01
                                                             ======             ======           ======              ======
Total investment return(3) .........................           2.90%             20.81%          (12.77%)             10.10%
                                                             ======             ======           ======              ======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ..........         $1,929             $2,762           $1,828              $  598
Ratio of expenses to average net assets(1) .........           1.22%              1.25%            1.15%               1.10%(4)
Ratio of expenses to average net assets without
   waivers and expense reimbursements ..............           1.34%              1.50%            1.82%              12.62%(4)
Ratio of net investment income to average
   net assets(1) ...................................           0.31%              0.01%           (0.02%)              0.61%(4)
Portfolio turnover rate ............................         206.65%            200.09%          167.86%              21.80%

(2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the period.
(3) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total return is not annualized.
(4) Annualized.

    The accompanying notes are an integral part of the financial statements.
                                      42-43

                         BOSTON PARTNERS FAMILY OF FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                            SMALL CAP VALUE FUND II*                     SMALL CAP VALUE FUND II*
                                                -------------------------------------------------  --------------------------------
                                                    FOR THE          FOR THE      FOR THE PERIOD       FOR THE          FOR THE
                                                     YEAR             YEAR        JULY 1, 1998***       YEAR             YEAR
                                                     ENDED            ENDED           THROUGH           ENDED            ENDED
                                                AUGUST 31, 2000  AUGUST 31, 1999  AUGUST 31, 1998  AUGUST 31, 2000  AUGUST 31, 1999
                                                ---------------  ---------------  ---------------  ---------------  ---------------
                                                 INSTITUTIONAL    INSTITUTIONAL    INSTITUTIONAL       INVESTOR         INVESTOR
                                                     CLASS            CLASS            CLASS             CLASS            CLASS
                                                ---------------  ---------------  ---------------  ---------------  ---------------
PER SHARE OPERATING PERFORMANCE****
Net asset value, beginning of period ...........    $ 8.67            $ 7.62           $10.00            $ 8.65          $  7.63
                                                    ------            ------           ------            ------          -------
Net investment income/(loss)(1) ................     (0.01)            (0.01)           (0.01)            (0.03)           (0.02)
Net realized and unrealized gain/(loss)
   on investments(2) ...........................      2.73              1.06            (2.37)             2.74             1.04
                                                    ------            ------           ------            ------          -------
Net increase/(decrease) in net assets
   resulting from operations ...................      2.72              1.05            (2.38)             2.71             1.02
                                                    ------            ------           ------            ------          -------
Dividends to shareholders from:
Net investment income ..........................        --                --               --                --               --
Net realized capital gains .....................        --                --               --                --               --
                                                    ------            ------           ------            ------          -------
Total dividends and distributions
   to shareholders .............................        --                --               --                --               --
                                                    ------            ------           ------            ------          -------
Net asset value, end of period .................    $11.39            $ 8.67           $ 7.62            $11.36          $  8.65
                                                    ======            ======           ======            ======          =======
Total investment return(3) (5) .................     31.43%            13.78%          (23.80%)           31.33%           13.37%
                                                    ======            ======           ======            ======          =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ......    $1,965            $1,309           $1,120            $  382          $   293
Ratio of expenses to average net assets(1) .....      1.55%             1.55%            1.55%(4)          1.77%            1.80%
Ratio of expenses to average net assets
   without waivers and expense reimbursements ..     14.23%            17.84%           17.63%(4)         14.33%           18.09%
Ratio of net investment income
   to average net assets(1) ....................     (0.18%)           (0.17%)          (0.34%)(4)        (0.40)%          (0.42%)
Portfolio turnover rate ........................    161.75%            87.48%           11.97%           161.75%           87.48%

---------------
*   Formerly known as Micro Cap Value Fund.
**  Formerly known as Market Neutral Fund.
*** Commencement of operations.
****Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
(1) Reflects waivers and reimbursements.
(2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the period.

                                  SMALL CAP VALUE FUND II                              LONG-SHORT EQUITY FUND**
                                          --------------- -------------------------------------------------------------------------
                                          FOR THE PERIOD      FOR THE        FOR THE PERIOD       FOR THE         FOR THE PERIOD
                                          JULY 1, 1998***      YEAR       NOVEMBER 17, 1998***     YEAR        NOVEMBER 17, 1998***
                                              THROUGH          ENDED             THROUGH           ENDED              THROUGH
                                          AUGUST 31, 1998 AUGUST 31, 2000    AUGUST 31, 1999   AUGUST 31, 2000     AUGUST 31, 1999
                                          --------------- --------------- -------------------- --------------- --------------------
                                              INVESTOR     INSTITUTIONAL      INSTITUTIONAL      INVESTOR          INVESTOR
                                                CLASS          CLASS              CLASS            CLASS             CLASS
                                          --------------- --------------- -------------------- --------------- --------------------
PER SHARE OPERATING PERFORMANCE****
Net asset value, beginning of period .....     $10.00          $ 9.46            $10.00            $ 9.43           $10.00
                                               ------          ------            ------            ------           ------
Net investment income/(loss)(1) ..........      (0.01)           0.13              0.12              0.11             0.06
Net realized and unrealized
   gain/(loss) on investments(2) .........      (2.36)           1.12             (0.66)             1.16            (0.63)
                                               ------          ------            ------            ------           ------
Net increase/(decrease) in net assets
   resulting from operations .............      (2.37)           1.25             (0.54)             1.28            (0.57)
                                               ------          ------            ------            ------           ------
Dividends to shareholders from:
Net investment income ....................         --           (0.14)               --             (0.13)              --
Net realized capital gains ...............         --              --                --                --               --
                                               ------          ------            ------            ------           ------
Total dividends and distributions
   to shareholders .......................         --           (0.14)               --             (0.13)              --
                                               ------          ------            ------            ------           ------
Net asset value, end of period ...........     $ 7.63          $10.57            $ 9.46            $10.57           $ 9.43
                                               ======          ======            ======            ======           ======
Total investment return(3) (5) ...........     (23.70%)         13.74%            (5.40%)           13.87%           (5.70%)
                                               ======          ======            ======            ======           ======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
   (000's omitted) .......................     $  129          $1,080            $  941            $  310           $  231
Ratio of expenses to
   average net assets(1) .................       1.80%(4)        2.86%             2.50%(4)(6)       3.08%            2.75%(4)(6)
Ratio of expenses to average net assets
   without waivers and
   expense reimbursements ................      18.61%(4)       21.86%(6)         26.36%(4)(6)      21.96%(6)        26.61%(4)(6)
Ratio of net investment income
   to average net assets(1) ..............      (0.66%)(4)       1.12%             1.57%(4)          0.90%            1.32%(4)
Portfolio turnover rate ..................      11.97%         363.34%           218.41%           363.34%          218.41%

(3) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total return is not annualized.
(4) Annualized.
(5) Redemption fee of 1.00% is not reflected in total return calculations.
(6) Without the voluntary waiver of advisory and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 21.86% (excluding dividend expense) and 22.22% (including dividend expense) for the year ended August 31, 2000, and 26.36% (excluding dividend expense) and 26.77% (including dividend expense) annualized for the period ended August 31, 1999. Without the voluntary waiver of advisory and administration fees, the ratios of expenses to average net assets for the Investor Class would have been 21.96% (excluding dividend expense) and 22.32% (including dividend expense) for the year ended August 31, 2000, and 26.61% (excluding dividend expense) and 27.02% (including dividend expense) annualized for the period ended August 31, 1999.

    The accompanying notes are an integral part of the financial statements.
                                      44-45

                         BOSTON PARTNERS FAMILY OF FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                                      BOND FUND
                                                              --------------------------------------------------------
                                                                  FOR THE            FOR THE          FOR THE PERIOD
                                                                   YEAR               YEAR          DECEMBER 30, 1997*
                                                                   ENDED              ENDED               THROUGH
                                                              AUGUST 31, 2000    AUGUST 31, 1999      AUGUST 31, 1998
                                                              ---------------    ---------------    ------------------
                                                               INSTITUTIONAL      INSTITUTIONAL        INSTITUTIONAL
                                                                   CLASS              CLASS                CLASS
                                                              ---------------    ---------------    ------------------
PER SHARE OPERATING PERFORMANCE**
Net asset value, beginning of period .....................         $ 9.41            $ 10.08             $ 10.00
                                                                   ------             ------             -------
Net investment income(1) .................................           0.64               0.96                0.78
Net realized and unrealized gain/(loss)
   on investments(2) .....................................           0.08              (0.90)              (0.31)
                                                                   ------             ------             -------
Net increase/(decrease) in net assets
   resulting from operations .............................           0.72               0.06                0.47
                                                                   ------             ------             -------
Dividends to shareholders from:
Net investment income ....................................          (0.64)             (0.62)              (0.39)
Net realized capital gains ...............................             --              (0.11)                 --
                                                                   ------             ------             -------
Total dividends and distributions to shareholders ........          (0.64)             (0.73)              (0.39)
                                                                   ------             ------             -------
Net asset value, end of period ...........................         $ 9.49             $ 9.41             $ 10.08
                                                                   ======             ======             =======
Total investment return(3) ...............................           8.01%              0.42%               4.79%
                                                                   ======             ======             =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ................         $8,728            $12,041             $15,509
Ratio of expenses to average net assets(1) ...............           0.60%              0.60%               0.60%(4)
Ratio of expenses to average net assets without waivers and
   expense reimbursements ................................           2.45%              2.22%               2.82%(4)
Ratio of net investment income to average net assets(1) ..           6.72%              6.22%               6.06%(4)
Portfolio turnover rate ..................................          34.59%             57.60%              45.27%

--------------
*   Commencement of operations.
** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
(1) Reflects waivers and reimbursements.

                                                                                       BOND FUND
                                                              ---------------------------------------------------------
                                                                  FOR THE             FOR THE          FOR THE PERIOD
                                                                   YEAR                YEAR          DECEMBER 30, 1997*
                                                                   ENDED               ENDED               THROUGH
                                                              AUGUST 31, 2000     AUGUST 31, 1999      AUGUST 31, 1998
                                                              ---------------     ---------------    ------------------
                                                                 INVESTOR            INVESTOR             INVESTOR
                                                                   CLASS               CLASS                CLASS
                                                              ---------------     ---------------    ------------------
PER SHARE OPERATING PERFORMANCE**
Net asset value, beginning of period .....................          $ 9.47            $ 10.10               $10.00
                                                                    ------            -------               ------
Net investment income(1) .................................            0.62               0.93                 0.62
Net realized and unrealized gain/(loss)
   on investments(2) .....................................            0.08              (0.90)               (0.16)
                                                                    ------            -------               ------
Net increase/(decrease) in net assets
   resulting from operations .............................            0.70               0.03                 0.46
                                                                    ------            -------               ------
Dividends to shareholders from:
Net investment income ....................................           (0.62)             (0.55)               (0.36)
Net realized capital gains ...............................              --              (0.11)                  --
                                                                    ------            -------               ------
Total dividends and distributions to shareholders ........           (0.62)             (0.66)               (0.36)
                                                                    ------            -------               ------
Net asset value, end of period ...........................          $ 9.55            $  9.47               $10.10
                                                                    ======            =======               ======
Total investment return(3) ...............................            7.72%              0.17%                4.63%
                                                                    ======            =======               ======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ................          $  170            $   188               $  198
Ratio of expenses to average net assets(1) ...............            0.82%              0.85%                0.85%(4)
Ratio of expenses to average net assets without waivers and
   expense reimbursements ................................            2.55%              2.47%                2.72%(4)
Ratio of net investment income to average net assets(1) ..            6.50%              5.97%                5.83%(4)
Portfolio turnover rate ..................................           34.59%             57.60%               45.27%

(2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the period.
(3) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and will include reinvestments of dividends and distributions, if any. Total return is not annualized.
(4) Annualized.

    The accompanying notes are an integral part of the financial statements.
                                      46-47

                         BOSTON PARTNERS FAMILY OF FUNDS
                          NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. ("RBB") was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the "Investment Company Act") as an open-end management investment company. RBB is a "series fund", which is a mutual fund divided into separate portfolios. The portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently RBB has fourteen investment portfolios, including Boston Partners Large Cap Value Fund ("Large Cap Fund"), Boston Partners Mid Cap Value Fund ("Mid Cap Fund"), Boston Partners Small Cap Value Fund II ("Small Cap Fund II"), Boston Partners Long/Short Equity Fund ("Long/Short Equity Fund") and
Boston  Partners  Bond  Fund  ("Bond  Fund")  (each a "Fund",  collectively  the
"Funds"). The Large Cap Fund, the Mid Cap Fund, the Small Cap Fund II, the Long/Short Equity Fund and the Bond Fund each offer two classes of shares, Institutional Class and Investor Class.

     RBB has authorized capital of thirty billion shares of common stock of which 19.88 billion are currently classified into ninety-seven classes. Each class represents an interest in one of fourteen investment portfolios of RBB. The classes have been grouped into fourteen separate "families," nine of which have begun investment operations, The Boston Partners Family of Funds includes the Large Cap Fund, which commenced investment operations on January 2, 1997, the Mid Cap Fund, which commenced operations on June 2, 1997, the Small Cap Fund II (formerly the Micro Cap Value Fund), which commenced investment operations on July 1, 1998, the Long/Short Equity Fund (formerly the Market Neutral Fund), which commenced investment operations on November 17, 1998 and the Bond Fund, which commenced investment operations on December 30, 1997.

     PORTFOLIO VALUATION -- The net asset value of the Fund is determined as of 4:00 p.m. eastern time on each business day. Each Fund's securities are valued at the last reported sales price on the national securities exchange or national securities market on which such shares are primarily traded. If no sales are reported, and in the case of some securities traded over-the-counter, portfolio securities are valued at the mean between the last reported bid and asked prices. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of RBB's Board of Directors. With the approval of RBB's Board of Directors, each Fund may use a pricing service, bank or broker-dealer experienced in such matters to value its securities. Short-term obligations with maturities of 60 days or less are valued at amortized cost that approximates market value. Expenses and fees, including investment advisory and administration fees are accrued daily and taken into account for the purpose of determining the net asset value of the Funds.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

                         BOSTON PARTNERS FAMILY OF FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     REPURCHASE AGREEMENTS -- The Funds have agreed to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with whom the Funds enter into repurchase agreements are banks and broker/dealers that Boston Partners Asset Management, L.P. (the Funds' investment adviser or "Boston Partners") considers creditworthy. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. Boston Partners marks to market daily the value of the collateral, and, if necessary, requires the seller to maintain additional securities, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Funds to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME -- Transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Funds' investment income, expenses (other than class specific distribution fees) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes).

     DIVIDENDS AND DISTRIBUTIONS -- Dividends from net investment income, if any, are declared and paid at least annually to shareholders. Dividends from net investment income of the Bond Fund are declared and paid monthly. Distributions from net realized capital gains, if any, are distributed at least annually. Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

     U.S. FEDERAL TAX STATUS -- No provision is made for U.S. federal income taxes as it is the Funds' intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. federal income and excise taxes.

     SHORT SALES -- When the Adviser anticipates that a security that the Fund does not own is overvalued, it may sell the security short by borrowing the same security from a broker or other institution and selling the security. A Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund buys and replaces such borrowed security. A Fund will realize a gain if there is a decline in price of the security between those dates where decline exceeds costs of the borrowing the security and other transaction costs. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. Although a Fund's gain is limited to the amount at which it sold a security short, its potential loss is unlimited in size. Until a Fund replaces a borrowed security, it will maintain at all times cash, U.S. Government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral will at least equal the current market value of the security sold short. Depending on arrangements made with brokers, a Fund may not receive any payments (including interest) on collateral deposited with them. The Funds will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 100% of the value of a Fund's net assets.

                         BOSTON PARTNERS FAMILY OF FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Boston Partners Asset Management, L.P. serves as the Funds' investment adviser. For its advisory services, Boston Partners is entitled to receive 0.75% of the Large Cap Fund's average daily net assets, 0.80% of the Mid Cap Fund's average daily net assets, 1.25% of the Small Cap Fund II's average daily net assets, 2.25% of the Long/Short Equity Fund's average daily net assets and 0.40% of the Bond Fund's average daily net assets, each accrued daily and payable quarterly.

     The adviser has agreed to limit the Large Cap Fund and the Mid Cap Fund's total operating expenses for the current and the following fiscal year to the extent that such expenses exceeded 1.00% and 1.22% of the Large Cap Fund and the Mid Cap Funds' average daily net assets for the Institutional and Investor Classes, respectively. The adviser has agreed to limit the Small Cap Fund II's total operating expenses for the current and the following fiscal year to the extent that such expenses exceed 1.55% and 1.77% of the Small Cap Fund II's average daily net assets for the Institutional and Investor Classes, respectively. The adviser has agreed to limit the Long/Short Equity Fund's total operating expenses for the current and the following fiscal year to the extent that such expenses exceed 2.50% and 2.72%, excluding short sale dividend expense of the Long/Short Equity Fund's average daily net assets for the Institutional and Investor Classes, respectively. The adviser has agreed to limit the Bond Fund's total operating expenses for the current and the following fiscal year to the extent that such expenses exceeded 0.60% and 0.82% of the Bond Fund's average daily net assets for the Institutional and Investor Classes, respectively. This limitation is effected in waivers of advisory fees and reimbursements of expenses exceeding the advisory fee as necessary. For the year ended August 31, 2000, investment advisory fees, waivers and reimbursements of expenses were as follows:


                                               GROSS                                    NET                 EXPENSE
FUND                                       ADVISORY FEES          WAIVERS         ADVISORY FEES         REIMBURSEMENT
----                                       -------------         ---------        -------------         -------------
Large Cap Fund                             $  352,318            $(147,093)         $  205,225            $      --
Mid Cap Fund                                1,231,444             (189,796)          1,041,648                   --
Small Cap Fund II                              21,160              (21,160)                 --             (130,240)
Long/Short Equity Fund                         26,019              (26,019)                 --             (118,492)
Bond Fund                                      43,368              (43,368)                 --             (119,992)

     The Funds will not pay Boston Partners at a later time for any amounts they may waive or any amounts which Boston Partners has assumed.

     PFPC, Inc. ("PFPC"), a wholly-owned subsidiary of PFPC Worldwide Inc., an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as administrator for the Funds. For providing administrative services, PFPC is entitled to receive a monthly fee equal to an annual rate of 0.125% of the Funds' average daily net assets.

     For the year ended August 31, 2000, PFPC, at its discretion, voluntarily agreed to waive a portion of its administration fees for the Funds. For the year ended August 31, 2000, PFPC's administration fees and related waivers were as follows:

                                 PFPC GROSS                      NET PFPC
FUND                         ADMINISTRATION FEES  WAIVERS   ADMINISTRATION FEES
----                         -------------------  -------   -------------------
Large Cap Fund                    $ 75,000         $   --        $ 75,000
Mid Cap Fund                       192,413             --         192,413
Small Cap Fund II                   75,000        (31,250)         43,750
Long/Short Equity Fund              75,000        (37,500)         37,500
Bond Fund                           75,000        (12,500)         62,500

                         BOSTON PARTNERS FAMILY OF FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     In addition, PFPC serves as the Funds' transfer and dividend disbursing agent. PFPC, at its discretion, voluntarily agreed to waive a portion of its transfer agency fees for the Funds. For the year ended August 31, 2000, transfer agency fees and waivers were as follows:

                              GROSS TRANSFER                        NET TRANSFER
FUND                            AGENCY FEES          WAIVERS         AGENCY FEES
----                          --------------        --------        ------------
Large Cap Fund                    $75,497           $     --           $75,497
Mid Cap Fund                       79,342                 --            79,342
Small Cap Fund II                  74,487            (30,000)           44,487
Long/Short Equity Fund             72,669            (36,000)           36,669
Bond Fund                          75,049            (12,000)           63,049

     Provident Distributors, Inc. ("PDI"), provides certain administrative services to the Institutional Class of the Funds. As compensation for such administrative services, PDI is entitled to receive a monthly fee calculated at the annual rate of 0.15% of the average daily net assets of each Fund's Institutional Class Shares. PDI is currently waiving fees in excess of 0.03% of the average daily net assets of each Fund's Institutional Class Shares. Additionally, PDI receives a fee at an annual rate of 0.25% of the average daily net assets of each Fund's Investor Class Shares pursuant to a distribution plan adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act.

     For the year ended August 31, 2000, administrative services fees and waivers were as follows:

                           GROSS ADMINISTRATIVE              NET ADMINISTRATIVE
FUND                           SERVICES FEES      WAIVERS       SERVICES FEES
----                       --------------------  ----------  ------------------
Large Cap Fund                   $ 68,280        $ (54,624)        $13,656
Mid Cap Fund                      227,754         (182,203)         45,551
Small Cap Fund II                   2,117           (1,694)            423
Long/Short Equity Fund              1,369           (1,096)            273
Bond Fund                          16,002          (12,802)          3,200

     PFPC Trust Co., a wholly owned subsidiary of PFPC Worldwide Inc., an indirect majority owned subsidiary of The PNC Financial Services Group, Inc., provides certain custodial services to the Funds. As compensation for such custodial services, PNC is entitled to receive a monthly fee equal to an annual rate of 0.015% of the Funds' average daily gross assets.

     For the year ended August 31, 2000, PFPC Trust Co. has, at its discretion, voluntarily agreed to waive a portion of its custodial fees for the Funds. For the year ended August 31, 2000, custodial fees and waivers were as follows:

                                GROSS CUSTODIAL             NET CUSTODIAL
FUND                                 FEES         WAIVERS       FEES
----                            ---------------   -------   -------------
Large Cap Fund                      $28,776        $  --       $28,776
Mid Cap Fund                         42,680           --        42,680
Small Cap Fund II                    17,520           --        17,520
Long/Short Equity Fund               36,717         (100)       36,617
Bond Fund                            15,940           --        15,940

                         BOSTON PARTNERS FAMILY OF FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.   INVESTMENT IN SECURITIES
     For U.S. federal income tax purposes, the costs of securities owned at August 31, 2000, were $37,915,747, $153,052,547, $2,163,988, $1,232,011 and
$9,141,338, respectively, for the Large Cap Fund, the Mid Cap Fund, the Small Cap Fund II, the Long/Short Equity and the Bond Fund. Accordingly, the net unrealized appreciation/(depreciation) of investments are as follows:

                                                              NET APPRECIATION/
FUND                       APPRECIATION       DEPRECIATION     (DEPRECIATION)
----                       ------------       -------------   -----------------
Large Cap Fund              $ 5,861,671        $(2,150,481)       $3,711,190
Mid Cap Fund                 13,356,148         (5,159,738)        8,196,410
Small Cap Fund II               350,979            (80,962)          270,017
Long/Short Equity Fund          248,778            (63,490)          185,288
Bond Fund                        57,514           (338,315)         (280,801)

     For the year ended August 31, 2000, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

                                                 INVESTMENT SECURITIES
                                            -------------------------------
FUND                                         PURCHASES            SALES
----                                        ------------       ------------
Large Cap Fund                              $ 54,666,451       $ 69,454,338
Mid Cap Fund                                 310,556,410        323,509,916
Small Cap Fund II                              2,839,825          2,735,815
Long/Short Equity Fund*                        4,133,167          4,330,572
Bond Fund**                                    3,637,156          6,758,296
-------------
 * The Long/Short Equity Fund had purchases of $4,204,591 to cover short sales and received proceeds of $4,140,510 from sales of short securities. ** The Bond Fund and purchases and sales of U.S. Government Obligations of $2,519,116 and $3,650,907, respectively.

4.   CAPITAL SHARE TRANSACTIONS
     As of August 31, 2000, each class of each Fund have 100,000,000 shares of $0.001 par value common stock authorized.
     Transactions  in capital shares for the respective periods were as follows:


                                                           LARGE CAP VALUE FUND
                 ----------------------------------------------------------------------------------------------------
                     FOR THE YEAR ENDED          FOR THE YEAR ENDED      FOR THE YEAR ENDED      FOR THE YEAR ENDED
                       AUGUST 31, 2000             AUGUST 31, 1999         AUGUST 31, 2000         AUGUST 31, 1999
                 -------------------------     -----------------------   -------------------   ----------------------
                      INSTITUTIONAL CLASS       INSTITUTIONAL CLASS         INVESTOR CLASS         INVESTOR CLASS
                 -------------------------     -----------------------   -------------------   ----------------------
                    SHARES        VALUE         SHARES        VALUE      SHARES      VALUE      SHARES       VALUE
                 ----------   ------------     --------   ------------   -------   ---------   --------   -----------
Sales               376,965   $  4,440,366    2,350,373   $ 25,419,814    55,370   $ 660,735    252,467   $ 3,057,026
Repurchases      (1,891,018)   (21,940,103)  (2,888,244)   (35,624,409)  (87,214) (1,037,421)  (701,743)   (9,049,056)
Reinvestments       287,323      3,335,821       82,453      1,000,152     7,914      93,472      6,901        84,672
                 ----------   ------------     --------   ------------   -------   ---------   --------   -----------
Net Decrease     (1,226,730)  $(14,163,916)    (455,418)  $ (9,204,443)  (23,930)  $(283,214)  (442,375)  $(5,907,358)
                 ==========   ============     ========   ============   =======   =========   ========   ===========

                         BOSTON PARTNERS FAMILY OF FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                             MID CAP VALUE FUND
                   --------------------------------------------------------------------------------------------------
                      FOR THE YEAR ENDED        FOR THE YEAR ENDED        FOR THE YEAR ENDED     FOR THE YEAR ENDED
                        AUGUST 31, 2000           AUGUST 31, 1999           AUGUST 31, 2000        AUGUST 31, 1999
                   -------------------------   -----------------------   --------------------   ---------------------
                      INSTITUTIONAL CLASS        INSTITUTIONAL CLASS        INVESTOR CLASS         INVESTOR CLASS
                   -------------------------   -----------------------   --------------------   ---------------------
                     SHARES        VALUE        SHARES        VALUE      SHARES      VALUE      SHARES        VALUE
                   ----------   ------------   ---------  ------------   -------  -----------    ------    ----------
Sales               1,634,352   $ 17,217,335   9,955,056  $107,297,978    20,700  $   218,093   127,161    $1,348,569
Repurchases        (3,826,167)   (40,348,935) (1,987,489)  (21,447,511)  (99,480)  (1,030,678)  (78,465)     (846,633)
Reinvestments         190,810      1,953,896       6,849        73,489     2,988       30,356         3            39
                   ----------   ------------   ---------  ------------   -------  -----------   -------    ----------
Net Increase /
     (Decrease)    (2,001,005)  $(21,177,704)  7,974,416  $ 85,923,956   (75,792) $  (782,229)   48,699    $  501,975
                   ==========   ============   =========  ============   =======  ===========   =======    ==========

                                                          SMALL CAP VALUE FUND II
                     ------------------------------------------------------------------------------------------------
                      FOR THE YEAR ENDED        FOR THE YEAR ENDED        FOR THE YEAR ENDED     FOR THE YEAR ENDED
                        AUGUST 31, 2000           AUGUST 31, 1999           AUGUST 31, 2000        AUGUST 31, 1999
                     --------------------       --------------------     --------------------    --------------------
                      INSTITUTIONAL CLASS        INSTITUTIONAL CLASS        INVESTOR CLASS         INVESTOR CLASS
                     --------------------       --------------------     --------------------    --------------------
                     SHARES        VALUE        SHARES        VALUE      SHARES      VALUE       SHARES        VALUE
                     ------      --------       ------       -------     -------    ---------    ------      --------
Sales                23,284      $250,560        4,159       $32,821      20,104    $ 196,705    18,820      $143,500
Repurchases          (1,729)      (15,340)         (20)         (157)    (20,295)    (184,749)   (1,818)      (13,975)
Reinvestments            65           539           --            --          --           --        --            --
                     ------      --------        -----       -------     -------    ---------    ------      --------
Net Increase /
     (Decrease)      21,620      $235,759        4,139       $32,664        (191)   $  11,956    17,002      $129,525
                     ======      ========        =====       =======     =======    =========    ======      ========

                                                         LONG/SHORT EQUITY FUND
                    ---------------------------------------------------------------------------------------------------
                                                  FOR THE PERIOD                                    FOR THE PERIOD
                      FOR THE YEAR ENDED        NOVEMBER 17, 1998*       FOR THE YEAR ENDED       NOVEMBER 17, 1998*
                        AUGUST 31, 2000       THROUGH AUGUST 31, 1999      AUGUST 31, 2000      THROUGH AUGUST 31, 1999
                    --------------------      -----------------------    -------------------    -----------------------
                    INSTITUTIONAL CLASS         INSTITUTIONAL CLASS        INVESTOR CLASS           INVESTOR CLASS
                    --------------------        -------------------      -------------------      -------------------
                    SHARES         VALUE        SHARES      VALUE        SHARES      VALUE        SHARES       VALUE
                    ------       -------        ------     --------      ------     --------      ------     --------
Sales                  866       $ 7,000        99,500     $995,000      12,114     $120,676      24,477     $223,000
Repurchases             --            --            --           --      (7,656)     (74,592)         --           --
Reinvestments        1,786        14,358            --           --         388        3,128          --           --
                     -----       -------        ------     --------      ------     --------      ------     --------
Net Increase         2,652       $21,358        99,500     $995,000       4,846     $ 49,212      24,477     $223,000
                     =====       =======        ======     ========      ======     ========      ======     ========

                         BOSTON PARTNERS FAMILY OF FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

                                                                 BOND FUND
                   --------------------------------------------------------------------------------------------------
                      FOR THE YEAR ENDED        FOR THE YEAR ENDED       FOR THE YEAR ENDED       FOR THE YEAR ENDED
                        AUGUST 31, 2000           AUGUST 31, 1999          AUGUST 31, 2000          AUGUST 31, 1999
                   -----------------------    ----------------------      --------------------    -------------------
                     INSTITUTIONAL CLASS       INSTITUTIONAL CLASS           INVESTOR CLASS         INVESTOR CLASS
                   -----------------------    ----------------------      --------------------    -------------------
                    SHARES         VALUE       SHARES       VALUE         SHARES       VALUE      SHARES       VALUE
                   --------    -----------    --------   -----------      ------      --------    ------      -------
Sales                 4,162       $ 39,500     278,829   $ 2,750,309          --            --        --           --
Repurchases        (441,512)    (4,091,156)   (639,817)   (6,314,310)     (3,273)     $(30,335)     (988)     $(9,812)
Reinvestments        77,278        718,608     102,359     1,010,290       1,208        11,315     1,275       12,627
                   --------    -----------    --------   -----------      ------      --------     -----      -------
Net Increase /
     (Decrease)    (360,072)   $(3,333,048)   (258,629)  $(2,553,711)     (2,065)     $(19,020)      287      $ 2,815
                   ========    ===========    ========   ===========      ======      ========     =====      =======

----------
* Commencement of operations

     There is a 1.00% redemption fee on shares redeemed which have been held 365 days or less on the Small Cap Fund II. For the period September 1, 1999 through August 31, 2000 these fees amounted to $198. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders and recorded as paid in capital.

     On August 31, 2000 one shareholder held approximately 25% of the outstanding shares of the Large Cap Fund Institutional Class, one shareholder held approximately 6% of the outstanding shares of the Mid Cap Fund Investor Class, three shareholders held approximately 24% of the outstanding shares of the Small Cap Fund II Institutional Class and two shareholders held approximately 94% of the outstanding shares of the Long/Short Equity Fund Investor Class.

5.   CAPITAL LOSS CARRYOVER
     At August 31, 2000 Capital loss carryovers were available to offset future realized gains as follows: $3,663,488 in the Mid Cap Fund which expires in 2008, and $168,213 in the Bond Fund which expires in 2008, and $86,148 in the Long/Short Fund, $85,089 which expires in 2007 and $1,059 which expires in 2008.

6.   RECLASS OF CAPITAL ACCOUNTS
     In accordance with accounting pronouncements, the Fund has recorded reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of August 31, 2000, the Fund recorded the following reclassification to increase (decrease) the accounts listed below:

                                                ACCUMULATED
                             UNDISTRIBUTED      NET REALIZED       ADDITIONAL
                            NET INVESTMENT       GAIN/(LOSS)         PAID-IN
                             INCOME (LOSS)     ON INVESTMENTS        CAPITAL
                            --------------     --------------      ----------
Small Cap Fund II                $4,168            $(4,168)             --

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Shareholders and Board of Directors of The RBB Fund,Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Boston Partners Large Cap Value Fund, Boston Partners Mid Cap Value Fund, Boston Partners Small Cap Value Fund II, Boston Partners Long/Short Equity Fund and Boston Partners Bond Fund, separately managed portfolios of The RBB Fund, Inc. (the "Fund"), at August 31, 2000, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP

Two Commerce Square
Philadelphia, Pennsylvania
October 20, 2000

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                              LARGE CAP VALUE FUND
                               MID CAP VALUE FUND
                             SMALL CAP VALUE FUND II
                             LONG/SHORT EQUITY FUND
                                    BOND FUND
                     SHAREHOLDER TAX INFORMATION (UNAUDITED)

Each Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of each Fund's fiscal year end (August 31, 2000) as to the U.S. federal tax status of distributions received by each Fund's shareholders in respect of such fiscal year.During the fiscal year ended August 31, 2000, the following dividends and distributions per share were paid by each of the Funds:

                                                                     ORDINARY INCOME               CAPITAL GAINS
                                                               ------------------------     -------------------------
                                                               INSTITUTIONAL   INVESTOR     INSTITUTIONAL    INVESTOR
FUND                                                               CLASS         CLASS          CLASS          CLASS
----                                                           -------------   --------     -------------    --------
Boston Partners Large Cap Value Fund ........................      $0.11         $0.01          $0.70          $0.70
Boston Partners Mid Cap Value Fund ..........................       0.02            --           0.14           0.14
Boston Partners Small Cap Value Fund II .....................         --            --             --             --
Boston Partners Long/Short Equity Fund ......................       0.14          0.13             --             --
Boston Partners Bond Fund ...................................       0.64          0.62             --             --

The percentage of total ordinary income dividends from the Large Cap Value Fund and Mid Cap Value Fund qualifying for the corporate dividends received deduction for each Fund is 100%.

These amounts were reported to shareholders as income in 1999. Because each Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2000. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2001.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividend. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate,Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

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

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

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

INVESTMENT ADVISER
Boston Partners Asset Management, L.P.
28 State Street
Boston, MA 02109

ADMINISTRATOR/TRANSFER AGENT
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809

DISTRIBUTOR
Provident Distributors, Inc.
3200 Horizon Dr.
King of Prussia, PA 19046

CUSTODIAN
PFPC Trust Company
8800 Tinicum Blvd.
Suite 200
Philadelphia, PA 19153

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, PA 19103-7042

COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for the distribution to prospective investors in the Funds unless it is preceded or accompanied by a current prospectus which includes details regarding the Fund's objectives, policies and other information. Total investment return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.

            [LOGO OMITTED - BOSTON PARTNERS ASSET MANAGEMENT, L.P.]

                                 BOSTON PARTNERS
                                 FAMILY OF FUNDS

                                    LARGE CAP
                                   VALUE FUND

                                     MIDCAP
                                   VALUE FUND

                                    SMALL CAP
                                  VALUE FUND II

                                   LONG/SHORT
                                   EQUITY FUND

                                    BOND FUND

                                  Annual Report
                                 August 31, 2000